UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23078

Virtus ETF Trust II
(Exact name of registrant as specified in charter)

1540 Broadway, 16th Floor
New York, NY 10036
(Address of principal executive offices) (Zip code)

Virtus ETF Trust II

c/o Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 593-4383

Date of fiscal year end: July 31

Date of reporting period: July 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Virtus ETF Trust II

VIRTUS NEWFLEET ABS/MBS ETF

VIRTUS NEWFLEET HIGH YIELD BOND ETF
(formerly, Virtus Newfleet Dynamic Credit ETF)

VIRTUS SEIX SENIOR LOAN ETF

VIRTUS TERRANOVA U.S. QUALITY MOMENTUM ETF

ANNUAL REPORT
July 31, 2021

Shareholder Letter (unaudited)

September 2021

Dear Shareholder:

On behalf of Virtus ETF Advisers LLC (the “Adviser”), I am pleased to present the shareholder report for the Virtus ETF Trust II (the “Trust”) for the annual fiscal period ended July 31, 2021.

The Adviser is part of Virtus Investment Partners, a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors.

The report provides financial statements and portfolio information for the following funds within the Trust:

•Virtus Newfleet ABS/MBS ETF (VABS) - This fund commenced operations on February 9, 2021 and seeks to generate income by investing primarily in short-duration, investment grade securitized debt across asset-backed securities (ABS) and mortgage backed securities (MBS).

•Virtus Newfleet High Yield Bond ETF (BLHY)

•Virtus Seix Senior Loan ETF (SEIX)

•Virtus Terranova U.S. Quality Momentum ETF (JOET) - This fund commenced operations on November 17, 2020 and seeks investment results that correspond with the price and yield performance of the Terranova U.S. Quality Momentum Index.

On behalf of the Adviser and our fund Sub-Advisers, thank you for your investment. If you have questions, please contact your financial adviser, or call 1-888-383-0553.For more information about the funds and the other ETFs we offer, we invite you to visit our website, www.virtusetfs.com.

Sincerely,

William Smalley
President

Virtus ETF Trust II

This material must be accompanied or preceded by the prospectus.

Management’s Discussion of Fund Performance (unaudited)

July 31, 2021

Virtus Newfleet ABS/MBS ETF

How did the markets perform during the fiscal year ended July 31, 2021?

The Virtus Newfleet ABS/MBS ETF (VABS) commenced operations on February 9, 2021. The period from launch to fiscal year-end was defined by the continued economic recovery from the global pandemic that emerged in early 2020, as well as the fiscal and monetary policy responses. During the reporting period, the economy began to turn the page on the COVID-19 pandemic that had dominated 2020. The U.S. consumer was buoyed by low interest rates, as well as numerous large government assistance programs including the federal unemployment subsidy, stimulus payments, and the child tax credit pull forward. The unemployment rate continued to trend lower from the year-end 2020 rate of 6.70% to 5.4% at the end of July 2021. Initial jobless claims and continuing claims continued to fall throughout the period.

In addition, seeing the stock market make new highs, along with the increase in residential housing values, drove consumer confidence near all-time highs. The pandemic, coupled with a work-from-home environment for a chunk of the economy, drove personal savings rates materially higher than they were pre-crisis. Lower interest rates enabled consumers to refinance their assets, thus lowering their borrowing costs. In turn, lower rates created an increase in demand for assets, driving up valuations for housing and autos.

What factors affected the ETF’s performance during its fiscal year?

The securitized market experienced strong performance during the period from the Fund’s inception through fiscal year-end, July 31, 2021. Benefitting from a recovering economy and consumer, the Fund outperformed its benchmark with a total return of 0.85% (NAV) versus a total return of 0.39% for the ICE BofA 1-3 Year A-BBB Corporate Index, the Fund’s benchmark.

The Fund’s relative performance was impacted positively by holdings in “whole business deal” securities, including those issued by Planet Fitness and Jersey Mikes.

Primary detractors from the Fund’s relative performance included residential mortgage-backed securities issued by New Residential Mortgage Loan Trust, SG Residential Mortgage Trust and Verus Securitization Trust.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 7/31/2021

	Cumulative Total Return
	Fund Net Asset Value	Fund Market Price	ICE BofA 1-3 Year A-BBB US Corporate Index(1)
Since Inception(2)	0.85%	0.94%	0.39%

(1) The ICE BofA 1-3 Year A-BBB US Corporate Index measures performance of U.S. corporate bond issues rated A through BBB, inclusive (based on an average of Moody’s, S&P and Fitch), with a remaining term to final maturity less than 3 years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)Commencement of operations on February 9, 2021.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

MBS and ABS Risks: MBS and ABS may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. MBS and ABS issued by participants in housing and commercial real estate finance, as well as asset-

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2021

backed markets generally, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn.

Fixed Income Securities Risks: Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, liquidity risk, maturity risk and prepayment risk. These risks could affect the value of investments in which the Fund invests, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Credit Risk: The value of fixed income securities is dependent on the creditworthiness of their issuers. A deterioration in the financial condition or credit rating of an issuer, changes in the market’s perception of the issuer’s financial strength, or a deterioration in general economic conditions may have an adverse effect on the value of the investment and may cause an issuer to fail to pay principal and interest when due.

Interest Rate Risk. The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows. Adjustable rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Virtus Newfleet ABS/MBS ETF (continued)

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2021

Virtus Newfleet High Yield Bond ETF

How did the markets perform during the fiscal year ended July 31, 2021?

The 12-month period included a variety of market conditions, but most front and center was the economic and earnings fallout from the global pandemic that emerged in early 2020, as well as the fiscal and monetary policy response. The U.S. presidential election, a trade deal between the U.K. and the EU, and announcements from the scientific community marked the final quarter of 2020 and likely signaled a significant moment in history as the world began to turn the page on the COVID-19 pandemic that had dominated the year. Scientific advancements made progress in the fight against the virus, and the focus turned to the logistics of distributing vaccines to the global population.

The start of 2021 brought with it bursts of optimism as the world continued its uneven recovery from the COVID-19-related economic lockdowns that had dominated 2020. Tremendous progress was made at understanding the virus and developing vaccines and treatments that may put us on a path to a return to “normal.” Logistics also made significant progress. The economic recovery remained on track, and the Federal Reserve (the Fed) laid the groundwork to begin removing some of the extraordinary support it had provided during the worst of the pandemic. As an example, the Fed announced that it would wind down its secondary market corporate credit facility by the end of the year. The Fed said that it remains committed to its communication strategy and has no desire to tighten financial conditions.

During the 12-month period, the fixed income markets experienced a significant rebound from their March 2020 lows, with spread sectors, that is, non-governmental fixed income investments, outperforming U.S. Treasuries. The sectors that experienced the greatest degree of underperformance during the first quarter of 2020 led the way as the markets recovered.

What factors affected the ETF’s performance during its fiscal year?

The high yield market experienced strong performance over the 12-month period ended July 31, 2021, as risk markets benefitted from a recovering economy, largely driven by increased vaccine availability. For the 12 months through July 31, 2021, the Virtus Newfleet High Yield Bond ETF (“BLHY” or the “Fund”) generated a total return of 9.78% (NAV) versus a total return of 10.62% for the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, the Fund’s benchmark.

Effective March 22, 2021, the Fund changed its name from Virtus Newfleet Dynamic Credit ETF to Virtus Newfleet High Yield Bond ETF. The Fund’s investment objective and principal investment strategies were revised, and the Fund now invests predominantly in high yield bonds. As a result of this change, the Fund’s defensive positioning during the first eight months of the period, as evidenced by allocations to lower-volatility sectors such as bank loans and Treasuries, led to underperformance relative to the benchmark, as high yield outperformed most fixed income sectors over the period.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 7/31/2021

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index(1)	50% S&P LSTA Leveraged Loan/50% Bloomberg Barclays HY 2% Issuer Cap Index(2)
1 Year	9.78%	9.85%	10.62%	10.07%
Since Inception(3)	4.37%	4.34%	6.84%	5.62%

(1)Effective March 22, 2021, the Fund’s benchmark is the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index. The index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)Prior to March 22, 2021, the Fund’s benchmark was the 50% S&P LSTA Leveraged Loan/50% Bloomberg Barclays HY 2% Issuer Cap Index. The composite index consists of 50% S&P/LSTA Leveraged Loan Index (an index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans representing a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers, calculated on a total return basis) and 50% Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations, with no single issuer accounting for more than 2% of market cap, calculated on a total return basis). The composite index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(3)The Fund commenced operations on December 5, 2016.

Effective March 22, 2021, the Fund changed its broad-based securities market benchmark from 50% S&P LSTA Leveraged Loan/50% Bloomberg Barclays HY 2% Issuer Cap Index to the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2021

Virtus Newfleet High Yield Bond ETF (continued)

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Fixed Income Securities: Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, liquidity risk, maturity risk and prepayment risk. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed and asset-backed securities are subject to the general fixed income risks described above. Mortgage-backed and asset-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees.

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Foreign Securities: Investments in foreign securities involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. These risks are generally greater in emerging markets.

Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Loan Participation and Assignment: The principal risk associated with acquiring loan participation interests and assignments is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests or assignments and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2021

Virtus Newfleet High Yield Bond ETF (continued)

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2021

Virtus Seix Senior Loan ETF

How did the fixed income markets perform during the fiscal year ended July 31, 2021?

•The 12-month period saw a continued rebound across all fixed income assets from the COVID-induced drawdown in the first quarter of 2020. Between significant fiscal and monetary stimulus, improving fundamentals, and the reopening of the economy, credit spreads further tightened throughout the end of the fiscal year.

•The fiscal year marked a stark contrast from the first half of 2020. A near-global COVID lockdown in March and April of 2020 was met with bold fiscal stimulus from the CARES Act during the second quarter of 2020, and additional stimulus in early 2021. The fiscal support was followed by improved medical treatment, and a surprisingly rapid vaccine development and rollout by several pharmaceutical companies. The success of the vaccines combined with new federal stimulus, and potential additional federal infrastructure spending, drove improved economic growth in 2021.

•During the 12-month period, non-investment grade credit such as bank loans and high yield securities outperformed investment grade corporate credit and Treasuries, as the recovering economy improved the prospects for leveraged credit. Credit rating upgrades continued to outpace downgrades, following an aggressive ratings downgrade cycle near the pandemic market bottom. Default rates fell to pre-pandemic lows, which pushed credit spreads to historically narrow levels. From a credit quality perspective, lower quality and distressed credit outperformed higher quality, as risk appetite increased, and investors chased higher yields in a low interest rate environment.

What factors affected the Fund’s performance during its fiscal year?

•For the 12 months ended July 31, 2021, the ETF generated a total return of 6.94% (NAV) versus a total return of 9.60% for the Credit Suisse Leveraged Loan Index, the ETF’s benchmark. The ETF’s overweight to higher quality loans, as well as its defensive positioning, were the key contributors to relative underperformance.

•From a sector allocation perspective, underweights to more cyclical sectors such as energy and manufacturing detracted from relative performance, as did an overweight to broadcasting. This was slightly offset by underweights to financials and food/tobacco, and an overweight to retail.

•Overall, security selection detracted from relative performance as negative selection within healthcare, gaming/leisure, and information technology took away from positive security selection in retail, utilities, and aerospace.

The preceding information is the opinion of the investment adviser and sub-adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 7/31/2021

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Credit Suisse Leveraged Loan Index(1)
1 Year	6.94%	6.94%	9.60%
Since Inception(2)	4.45%	4.39%	4.01%

(1)The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)Commencement of operations on April 24, 2019.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange Arca (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Fixed Income Securities: Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, liquidity risk, maturity risk and prepayment risk. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2021

Virtus Seix Senior Loan ETF (continued)

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Foreign Securities: Investments in foreign securities involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. These risks are generally greater in emerging markets.

Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Loan Participation and Assignment: The principal risk associated with acquiring loan participation interests and assignments is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests or assignments and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track.The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2021

Virtus Terranova U.S. Quality Momentum ETF

The Virtus Terranova U.S. Quality Momentum ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Terranova U.S. Quality Momentum Index (the “Index”), which filters securities based on positive technical momentum, and then ranks them by measures of fundamental quality. This results in an equally weighted portfolio of 125 U.S. securities.

From its inception on November 17, 2020, through the fiscal year-end on July 31, 2021, the Fund’s total return based on market price was 21.61%. The Fund’s total return based on net asset value was 21.58%. The Index returned 22.01% during the same period.

The market environment during the reporting period provided ample evidence of the need to consider more than just momentum when making investment decisions. To help mitigate market risk and enhance performance, we believe considerations of quality are critical. Quality is defined (for purposes of inclusion in the Index) as debt-to-equity, return-on-equity, and annualized revenue growth over a three-year period.

Positive contributors to Fund performance included Alexion Pharmaceuticals, Fortinet, Applied Materials, Lennar, and CBRE Group. AstraZeneca entered into a definitive agreement to acquire Alexion Pharmaceuticals for $38.2 billion in cash and stock, a 45% premium over the price of Alexion’s stock. Fortinet provides cybersecurity solutions to a variety of businesses, including enterprises, communication service providers, and small businesses. Applied Materials provides materials for engineering solutions used to produce new chips and advanced flat panel liquid crystal displays. Lennar is a homebuilder and provides real estate-related financial and investment management services. CBRE Group provides commercial real estate and investment services, and operates through the following segments: Advisory Services, Global Workplace Solutions, and Real Estate Investments.

Detractors from relative Fund performance included Best Buy, Saleforce.com, Centene, Check Point Software, and Paycom Software. Best Buy engages in the provision of consumer technology products and services. Salesforce.com engages in the design and development of cloud-based enterprise software for customer relationship management. Centene provides programs and services to government-sponsored health care programs. Check Point Software develops and markets software and hardware solutions for information technology security. Paycom Software provides comprehensive, cloud-based human capital management (HCM) software solutions, delivered as Software-as-a-Service (SaaS). The Fund no longer held shares in Saleforce.com, Centene, Check Point Software, and Paycom Software at the fiscal year-end on July 31, 2021.

The preceding information is the opinion of the investment adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the investment adviser makes no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Performance as of 7/31/2021

	Cumulative Annual Total Return
	Fund Net Asset Value	Fund Market Price	Terranova U.S. Quality Momentum Index(1)
Since Inception(2)	21.58%	21.61%	22.01%

(1)The Terranova U.S. Quality Momentum Index is an equally weighted index designed to provide diversified exposure to quality momentum large-cap equities listed in the United States. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

(2)Commencement of operations on November 17, 2020.

Performance data quoted represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most current month-end performance data please visit www.virtusetfs.com or call toll free (800) 243-4361. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the Nasdaq Stock Market(“Nasdaq”), ordinarily 4:00 p.m. Eastern time, on each day during which the Nasdaq is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Management’s Discussion of Fund Performance (unaudited) (continued)

July 31, 2021

Virtus Terranova U.S. Quality Momentum ETF (continued)

Momentum Factor Investing: Momentum investing is subject to the risk that the securities may be more volatile than the market as a whole. There may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the portfolio may suffer.

Passive Strategy/Index Risk: A passive investment strategy seeking to track the performance of the underlying Index may result in the portfolio holding securities regardless of market conditions or their current or projected performance. This could cause the portfolio’s returns to be lower than if the portfolio employed an active strategy.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track.The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Market Price/NAV: Shares of ETFs often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the Fund’s NAV.

No Guarantee: There is no guarantee that the Fund will meet its objective.

Prospectus: For additional information on risks, please see the Fund’s prospectus. The Fund may not be suitable for all investors.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming reinvestment of distributions. Past performance does not guarantee future results.

Shareholder Expense Examples (unaudited)

We believe it is important for you to understand the impact of costs on your investment. All funds have operating expenses. As a shareholder of the Virtus Newfleet ABS/MBS ETF, Virtus Newfleet High Yield Bond ETF, Virtus Seix Senior Loan ETF and Virtus Terranova U.S. Quality Momentum ETF (each, a “Fund”) you may incur two types of costs: (1) transaction costs, which include brokerage commissions that you pay when purchasing or selling shares of the Fund; and (2) ongoing costs, which include advisory fees and other fund expenses, if any. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (February 1, 2021 to July 31, 2021).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/01/21	Ending Account Value 7/31/21	Annualized Expense Ratios(2)	Expenses Paid During the Period(3)
Virtus Newfleet ABS/MBS ETF
Actual	$1,000.00	$1,008.50	0.39%	$1.86(4)
Hypothetical(1)	$1,000.00	$1,022.95	0.39%	$1.96
Virtus Newfleet High Yield Bond ETF
Actual	$1,000.00	$1,016.00	0.55%	$2.75
Hypothetical(1)	$1,000.00	$1,022.07	0.55%	$2.76
Virtus Seix Senior Loan ETF
Actual	$1,000.00	$1,024.10	0.57%	$2.86
Hypothetical(1)	$1,000.00	$1,021.97	0.57%	$2.86
Virtus Terranova U.S. Quality Momentum ETF
Actual	$1,000.00	$1,187.50	0.29%	$1.57
Hypothetical(1)	$1,000.00	$1,023.36	0.29%	$1.45

(1)Assuming 5% return before expenses.

(2)Annualized expense ratios reflect expenses net of waived fees or reimbursed expenses, if applicable.

(3)Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the six-month period).

(4)Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 173/365 (to reflect the period February 9, 2021 to July 31, 2021).

Schedule of Investments — Virtus Newfleet ABS/MBS ETF

July 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value
ASSET BACKED SECURITIES - 53.1%

ACC Auto Trust, Class C, Series 2021-A, 3.79%, 04/15/27(1)	$300,000	$300,164
ACC Trust, Class C, Series 2021-1, 2.08%, 12/20/24(1)	150,000	150,466
Affirm Asset Securitization Trust, Class A, Series 2021-A, 0.88%, 08/15/25(1)	100,000	100,267
American Credit Acceptance Receivables Trust, Class C, Series 2021-3, 0.98%, 11/15/27(1)	450,000	450,667
Aqua Finance Trust, Class C, Series 2019-A, 4.01%, 07/16/40(1)	120,000	127,002
Avis Budget Rental Car Funding AESOP LLC, Class A, Series 2019-3A, 2.36%, 03/20/26(1)	37,000	38,834
Avis Budget Rental Car Funding AESOP LLC, Class A, Series 2020-2A, 2.02%, 02/20/27(1)	600,000	621,375
Avis Budget Rental Car Funding AESOP LLC, Class D, Series 2021-2A, 3.04%, 09/22/25(1)	65,000	65,486
Business Jet Securities LLC, Class A, Series 2021-1A, 2.16%, 04/15/36(1)	118,286	119,327
CFMT Issuer Trust, Class A, Series 2021-GRN1, 1.10%, 03/20/41(1)	99,676	99,764
CLI Funding VI LLC, Class A, Series 2020-1A, 2.08%, 09/18/45(1)	113,333	114,838
Conn’s Receivables Funding LLC, Class B, Series 2019-B, 3.62%, 06/17/24(1)	27,878	27,955
Consumer Loan Underlying Bond Credit Trust, Class B, Series 2019-P1, 3.28%, 07/15/26(1)	112,830	113,527
Dext ABS LLC, Class A, Series 2020-1, 1.46%, 02/16/27(1)	448,514	450,521
DT Auto Owner Trust, Class B, Series 2019-2A, 2.99%, 04/17/23(1)	7,360	7,369
Exeter Automobile Receivables Trust, Class D, Series 2017-3A, 5.28%, 10/15/24(1)	130,000	133,796
Fair Square Issuance Trust, Class A, Series 2020-AA, 2.90%, 09/20/24(1)	100,000	100,985
FAT Brands Royalty LLC, Class A2, Series 2021-1A, 4.75%, 04/25/51(1)	70,000	70,679
Flagship Credit Auto Trust, Class C, Series 2020-1, 2.24%, 01/15/26(1)	120,000	123,482
Flagship Credit Auto Trust, Class C, Series 2020-4, 1.28%, 02/16/27(1)	300,000	303,330
Foursight Capital Automobile Receivables Trust, Class C, Series 2021-2, 1.57%, 07/15/27(1)	40,000	40,221
GLS Auto Receivables Issuer Trust, Class D, Series 2019-4A, 4.09%, 08/17/26(1)	120,000	125,509
GLS Auto Receivables Trust, Class B, Series 2018-3A, 3.78%, 08/15/23(1)	34,063	34,272
HIN Timeshare Trust, Class C, Series 2020-A, 3.42%, 10/09/39(1)	171,769	178,705
Lendmark Funding Trust, Class A, Series 2019-1A, 3.00%, 12/20/27(1)	100,000	102,122
Mariner Finance Issuance Trust, Class A, Series 2019-AA, 2.96%, 07/20/32(1)	100,000	102,384
Mercury Financial Credit Card Master Trust, Class A, Series 2021-1A, 1.54%, 03/20/26(1)	150,000	150,702
Mission Lane Credit Card Master Trust, Class A, Series 2021-A, 1.59%, 09/15/26(1)	300,000	300,133

Security Description	Shares	Value
ASSET BACKED SECURITIES (continued)

Navient Private Education Refi Loan Trust, Class A, Series 2021-EA, 0.97%, 12/16/69(1)	$600,000	$600,869
NBC Funding LLC, Class A2, Series 2021-1, 2.99%, 07/30/51(1)	300,000	301,866
Oasis Securitization Funding LLC, Class A, Series 2021-1A, 2.58%, 02/15/33(1)	97,844	98,107
Octane Receivables Trust, Class B, Series 2021-1A, 1.53%, 04/20/27(1)	50,000	50,413
Onemain Direct Auto Receivables Trust, Class C, Series 2018-1A, 3.85%, 10/14/25(1)	750,000	757,241
Oportun Funding XIV LLC, Class B, Series 2021-A, 1.76%, 03/08/28(1)	300,000	301,303
Oscar US Funding XII LLC, Class A4, Series 2021-1A (Japan), 1.00%, 04/10/28(1)	120,000	119,870
Planet Fitness Master Issuer LLC, Class A2II, Series 2018-1A, 4.67%, 09/05/48(1)	121,563	126,337
Santander Drive Auto Receivables Trust, Class D, Series 2020-2, 2.22%, 09/15/26	55,000	56,421
Sierra Timeshare Conduit Receivables Funding LLC, Class A, Series 2017-1A, 2.91%, 03/20/34(1)	25,649	25,897
Skopos Auto Receivables Trust, Class C, Series 2019-1A, 3.63%, 09/16/24(1)	120,000	122,357
Upstart Securitization Trust, Class B, Series 2021-3, 1.66%, 07/20/31(1)	225,000	225,430
USASF Receivables LLC, Class B, Series 2020-1A, 3.22%, 05/15/24(1)	125,000	127,229
Veros Auto Receivables Trust, Class B, Series 2021-1, 1.49%, 10/15/26(1)	300,000	300,954
Westlake Automobile Receivables Trust, Class D, Series 2019-1A, 3.67%, 03/15/24(1)	50,000	51,194
ZAXBY’S Funding LLC, Class A2, Series 2021-1A, 3.24%, 07/30/51(1)	155,000	160,811
Total Asset Backed Securities
(Cost $7,965,804)		7,980,181

MORTGAGE BACKED SECURITIES - 46.0%

Commercial Mortgage Backed Securities - 6.9%
ACRES Commercial Realty Corp., Class B, Series 2020-RSO8, 1.91%, (SOFR + 1.86%), 03/15/35(1)(2)	100,000	100,362
BBCMS Mortgage Trust, Class A, Series 2018-TALL, 0.82%, (1-Month USD LIBOR + 0.72%), 03/15/37(1)(2)	125,000	125,038
BPR Trust, Class A, Series 2021-KEN, 1.34%, (1-Month USD LIBOR + 1.25%), 02/15/29(1)(2)	375,000	375,366
CHC Commercial Mortgage Trust, Class A, Series 2019-CHC, 1.21%, (1-Month USD LIBOR + 1.12%), 06/15/34(1)(2)	228,333	228,714
COMM Mortgage Trust, Class D, Series 2012-CR2, 4.83%, 08/15/45(1)(3)	30,000	28,703
GS Mortgage Securities Corp. Trust, Class A, Series 2012-ALOH, 3.55%, 04/10/34(1)	100,000	100,959
Stack Infrastructure Issuer LLC, Class A2, Series 2019-1A, 4.54%, 02/25/44(1)	66,357	70,344
Total Commercial Mortgage Backed Securities		1,029,486

Schedule of Investments — Virtus Newfleet ABS/MBS ETF (continued)

July 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities - 39.1%
American Homes 4 Rent Trust, Class A, Series 2015-SFR1, 3.47%, 04/17/52(1)	$101,730	$107,709
Angel Oak Mortgage Trust, Class A1, Series 2021-2, 0.99%, 04/25/66(1)(3)	43,984	44,023
Angel Oak Mortgage Trust, Class A2, Series 2021-3, 1.31%, 05/25/66(1)(3)	126,303	126,635
BRAVO Residential Funding Trust, Class A1, Series 2021-A, 1.99%, 01/25/24(1)(4)	94,377	94,640
Cascade MH Asset Trust, Class A1, Series 2021-MH1, 1.75%, 02/25/46(1)	119,287	120,423
COLT Mortgage Loan Trust, Class A1, Series 2021-2R, 0.80%, 07/27/54(1)	98,101	98,045
COLT Mortgage Loan Trust, Class A1, Series 2020-1R, 1.26%, 09/25/65(1)(3)	137,316	137,882
CoreVest American Finance Trust, Class A, Series 2020-3, 1.36%, 08/15/53(1)	244,536	244,508
CSMC Trust, Class A1, Series 2021-AFC1, 0.83%, 03/25/56(1)(3)	91,282	91,292
CSMC Trust, Class A1, Series 2021-RPL3, 2.00%, 01/25/60(1)(3)	362,087	369,760
Deephaven Residential Mortgage Trust, Class A1, Series 2020-2, 1.69%, 05/25/65(1)	25,574	25,726
Ellington Financial Mortgage Trust, Class A2, Series 2021-1, 1.00%, 02/25/66(1)(3)	121,847	121,661
FirstKey Homes Trust, Class D, Series 2021-SFR1, 2.19%, 08/17/38(1)	130,000	131,492
Galton Funding Mortgage Trust, Class A41, Series 2018-2, 4.50%, 10/25/58(1)(3)	11,441	11,471
LHOME Mortgage Trust, Class A1, Series 2021-RTL2, 2.09%, 06/25/26(1)	100,000	100,498
MetLife Securitization Trust, Class A1A, Series 2019-1A, 3.75%, 04/25/58(1)(3)	124,307	128,343
New Residential Mortgage Loan Trust, Class B1, Series 2018-4A, 1.14%, (1-Month USD LIBOR + 1.05%), 01/25/48(1)(2)	594,083	597,110
New Residential Mortgage Loan Trust, Class A3, Series 2017-2A, 4.00%, 03/25/57(1)(3)	47,482	51,082
New Residential Mortgage Loan Trust, Class A1B, Series 2020-1A, 3.50%, 10/25/59(1)(3)	149,736	157,137
Progress Residential, Class C, Series 2021-SFR1, 1.56%, 04/17/38(1)	100,000	99,749
Progress Residential Trust, Class A, Series 2019-SFR2, 3.15%, 05/17/36(1)	149,670	152,242
Progress Residential Trust, Class A, Series 2020-SFR2, 2.08%, 06/17/37(1)	250,000	258,351
PRPM LLC, Class A1, Series 2020-2, 3.67%, 08/25/25(1)(4)	171,699	173,138
PRPM LLC, Class A1, Series 2021-2, 2.12%, 03/25/26(1)(3)	144,642	145,186
Residential Mortgage Loan Trust, Class A1, Series 2020-1, 2.38%, 02/25/24(1)(3)	55,252	55,930
SG Residential Mortgage Trust, Class A1, Series 2019-3, 2.70%, 09/25/59(1)(3)	23,492	23,628
SG Residential Mortgage Trust, Class A3, Series 2021-1, 1.56%, 07/25/61(1)(3)	49,774	49,786

Security Description	Shares	Value
MORTGAGE BACKED SECURITIES (continued)

Residential Mortgage Backed Securities (continued)
SG Residential Mortgage Trust, Class A1, Series 2021-1, 1.16%, 07/25/61(1)(3)	$74,661	$74,695
Star Trust, Class A1, Series 2021-1, 1.22%, 05/25/65(1)(3)	118,454	118,932
Towd Point HE Trust, Class M1, Series 2021-HE1, 1.50%, 02/25/63(1)(3)	75,925	76,330
Towd Point Mortgage Trust, Class A1, Series 2016-3, 2.25%, 04/25/56(1)(3)	9,103	9,142
Towd Point Mortgage Trust, Class A1, Series 2018-4, 3.00%, 06/25/58(1)(3)	76,040	79,217
Tricon American Homes Trust, Class B, Series 2020-SFR2, 1.83%, 11/17/39(1)	130,000	130,878
VCAT LLC, Class A1, Series 2020-NPL1, 3.67%, 08/25/50(1)(4)	42,746	43,034
Verus Securitization Trust, Class A1, Series 2020-INV1, 1.98%, 03/25/60(1)(3)	63,520	64,014
Verus Securitization Trust, Class A1, Series 2020-4, 1.50%, 05/25/65(1)(4)	207,350	209,130
Verus Securitization Trust, Class A1, Series 2021-2, 1.03%, 02/25/66(1)(3)	120,569	120,738
Verus Securitization Trust, Class A1, Series 2021-3, 1.05%, 06/25/66(1)(3)	438,625	439,837
Visio Trust, Class A1, Series 2020-1R, 1.31%, 11/25/55(1)	168,474	169,638
VOLT XCIV LLC, Class A1, Series 2021-NPL3, 2.24%, 02/27/51(1)(4)	80,804	81,020
VOLT XCVIII LLC, Class A1, Series 2021-NPL7, 2.12%, 04/25/51(1)(4)	535,719	537,891
Total Residential Mortgage Backed Securities		5,871,943
Total Mortgage Backed Securities
(Cost $6,897,132)		6,901,429

CORPORATE BOND - 0.8%

Industrials - 0.8%
Alaska Airlines 2020-1 Class A Pass-Through Trust, 4.80%, 08/15/27(1)	105,689	117,627
(Cost $117,383)

TOTAL INVESTMENTS - 99.9%
(Cost $14,980,319)		14,999,237
Other Assets in Excess of Liabilities - 0.1%		17,662
Net Assets - 100.0%		$15,016,899

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At July 31, 2021, the aggregate value of these securities was $14,942,816, or 99.5% of net assets.

(2)Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2021.

(3)Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

(4)Represents step coupon bond. Rate shown reflects the rate in effect as of July 31, 2021.

Schedule of Investments — Virtus Newfleet ABS/MBS ETF (continued)

July 31, 2021

The accompanying notes are an integral part of these financial statements.

Abbreviations:

LIBOR — London InterBank Offered Rate

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

Portfolio Composition
July 31, 2021
Asset Allocation as of 07/31/2021 (based on net assets)

Asset Backed Securities	53.1%
Mortgage Backed Securities	46.0%
Corporate Bond	0.8%
Other Assets in Excess of Liabilities	0.1%
Total	100.0%

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2021.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Asset Backed Securities	$—	$7,980,181	$—	$7,980,181
Mortgage Backed Securities	—	6,901,429	—	6,901,429
Corporate Bond	—	117,627	—	117,627
Total	$—	$14,999,237	$—	$14,999,237

Schedule of Investments — Virtus Newfleet High Yield Bond ETF

July 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
CORPORATE BONDS - 85.8%

Communication Services - 12.8%
Cars.com, Inc., 6.38%, 11/01/28(1)	$45,000	$48,102
CCO Holdings LLC / CCO Holdings Capital Corp., 5.13%, 05/01/27(1)	40,000	41,900
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 03/01/30(1)	45,000	47,754
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 08/15/30(1)	5,000	5,256
Cincinnati Bell, Inc., 7.00%, 07/15/24(1)	35,000	35,831
Cinemark USA, Inc., 5.88%, 03/15/26(1)	40,000	39,350
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(1)	20,000	20,567
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.38%, 08/15/26(1)	15,000	8,719
Diamond Sports Group LLC / Diamond Sports Finance Co., 6.63%, 08/15/27(1)	35,000	13,936
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.88%, 08/15/27(1)	20,000	20,703
DISH DBS Corp., 7.75%, 07/01/26	50,000	57,125
Frontier Communications Holdings Corp., 6.75%, 05/01/29(1)	45,000	48,016
iHeartCommunications, Inc., 8.38%, 05/01/27	21,420	22,812
Level 3 Financing, Inc., 3.63%, 01/15/29(1)	50,000	48,642
Live Nation Entertainment, Inc., 5.63%, 03/15/26(1)	35,000	36,488
Live Nation Entertainment, Inc., 4.75%, 10/15/27(1)	30,000	30,675
Mav Acquisition Corp., 5.75%, 08/01/28(1)	40,000	39,908
Mav Acquisition Corp., 8.00%, 08/01/29(1)	40,000	39,196
Millennium Escrow Corp., 6.63%, 08/01/26(1)	35,000	35,780
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 6.00%, 02/15/28(1)	35,000	34,519
Radiate Holdco LLC / Radiate Finance, Inc., 4.50%, 09/15/26(1)	20,000	20,725
Radiate Holdco LLC / Radiate Finance, Inc., 6.50%, 09/15/28(1)	30,000	31,213
TripAdvisor, Inc., 7.00%, 07/15/25(1)	30,000	32,067
Twitter, Inc., 3.88%, 12/15/27(1)	40,000	42,835
Total Communication Services		802,119

Consumer Discretionary - 16.3%
Adtalem Global Education, Inc., 5.50%, 03/01/28(1)	45,000	46,272
Ambience Merger Sub, Inc., 4.88%, 07/15/28(1)	10,000	10,050
Ambience Merger Sub, Inc., 7.13%, 07/15/29(1)	40,000	40,556
American Axle & Manufacturing, Inc., 6.50%, 04/01/27	45,000	47,363
Caesars Entertainment, Inc., 6.25%, 07/01/25(1)	15,000	15,859
Caesars Entertainment, Inc., 8.13%, 07/01/27(1)	15,000	16,515
Carnival Corp., 7.63%, 03/01/26(1)	5,000	5,288
Carriage Services, Inc., 4.25%, 05/15/29(1)	40,000	40,000
Carvana Co., 5.63%, 10/01/25(1)	30,000	31,187
Carvana Co., 5.88%, 10/01/28(1)	15,000	15,910
Clarios Global LP / Clarios US Finance Co., 8.50%, 05/15/27(1)	25,000	27,031

Security Description	Principal	Value
CORPORATE BONDS (continued)

Consumer Discretionary (continued)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/23(1)	$35,000	$36,634
Ford Motor Co., 9.00%, 04/22/25	25,000	30,805
Golden Nugget, Inc., 8.75%, 10/01/25(1)	40,000	42,300
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 5.00%, 06/01/29(1)	40,000	40,412
International Game Technology PLC, 5.25%, 01/15/29(1)	5,000	5,344
Legends Hospitality Holding Co. LLC / Legends Hospitality Co.-Issuer, Inc., 5.00%, 02/01/26(1)	40,000	41,500
M/I Homes, Inc., 4.95%, 02/01/28	40,000	42,015
Marriott Ownership Resorts, Inc., 4.75%, 01/15/28	40,000	40,528
Metis Merger Sub LLC, 6.50%, 05/15/29(1)	30,000	29,463
Michaels Cos, Inc. (The), 5.25%, 05/01/28(1)	5,000	5,181
Michaels Cos, Inc. (The), 7.88%, 05/01/29(1)	15,000	15,585
Mohegan Gaming & Entertainment, 8.00%, 02/01/26(1)	40,000	41,698
NCL Corp. Ltd., 5.88%, 03/15/26(1)	25,000	25,219
NCL Finance Ltd., 6.13%, 03/15/28(1)	10,000	10,113
NMG Holding Co., Inc. / Neiman Marcus Group LLC, 7.13%, 04/01/26(1)	50,000	53,437
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance In, 8.50%, 11/15/27(1)	5,000	5,406
Royal Caribbean Cruises Ltd., 9.13%, 06/15/23(1)	25,000	27,236
Royal Caribbean Cruises Ltd., 4.25%, 07/01/26(1)	20,000	19,547
Royal Caribbean Cruises Ltd., 5.50%, 04/01/28(1)	10,000	10,210
Scientific Games International, Inc., 8.25%, 03/15/26(1)	20,000	21,250
Scientific Games International, Inc., 7.00%, 05/15/28(1)	20,000	21,591
Station Casinos LLC, 4.50%, 02/15/28(1)	30,000	30,252
Tenneco, Inc., 5.38%, 12/15/24	15,000	15,134
Tenneco, Inc., 5.13%, 04/15/29(1)	35,000	36,050
Vista Outdoor, Inc., 4.50%, 03/15/29(1)	45,000	45,911
Weekley Homes LLC / Weekley Finance Corp., 4.88%, 09/15/28(1)	35,000	36,271
Total Consumer Discretionary		1,025,123

Consumer Staples - 4.1%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.63%, 01/15/27(1)	65,000	68,851
Chobani LLC / Chobani Finance Corp., Inc., 7.50%, 04/15/25(1)	30,000	31,341
H-Food Holdings LLC / Hearthside Finance Co., Inc., 8.50%, 06/01/26(1)	30,000	31,316
HLF Financing Sarl LLC / Herbalife International, Inc., 4.88%, 06/01/29(1)	35,000	35,379

Schedule of Investments — Virtus Newfleet High Yield Bond ETF (continued)

July 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
CORPORATE BONDS (continued)

Consumer Staples (continued)
Triton Water Holdings, Inc., 6.25%, 04/01/29(1)	$15,000	$15,039
Turning Point Brands, Inc., 5.63%, 02/15/26(1)	40,000	41,732
Vector Group Ltd., 5.75%, 02/01/29(1)	35,000	35,574
Total Consumer Staples		259,232

Energy - 13.8%
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp., 7.50%, 05/01/25(1)	40,000	40,452
Antero Midstream Partners LP / Antero Midstream Finance Corp., 7.88%, 05/15/26(1)	30,000	33,295
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.75%, 01/15/28(1)	40,000	41,933
Antero Resources Corp., 8.38%, 07/15/26(1)	11,000	12,459
Antero Resources Corp., 7.63%, 02/01/29(1)	5,000	5,488
Antero Resources Corp., 5.38%, 03/01/30(1)	15,000	15,281
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 8.25%, 12/31/28(1)	40,000	43,316
Cheniere Energy, Inc., 4.63%, 10/15/28	25,000	26,425
Chesapeake Energy Corp., 5.50%, 02/01/26(1)	45,000	47,039
Chesapeake Energy Corp., 5.88%, 02/01/29(1)	5,000	5,325
Citgo Holding, Inc., 9.25%, 08/01/24(1)	15,000	14,980
Colgate Energy Partners III LLC, 5.88%, 07/01/29(1)	5,000	5,201
CrownRock LP / CrownRock Finance, Inc., 5.63%, 10/15/25(1)	35,000	35,972
CrownRock LP / CrownRock Finance, Inc., 5.00%, 05/01/29(1)	25,000	26,175
CSI Compressco LP / CSI Compressco Finance, Inc., 7.50%, 04/01/25(1)	55,000	55,284
Energy Transfer LP, Series H, 6.50%, (US 5 Year CMT T- Note + 5.69%), perpetual(2)(3)	35,000	36,008
EQM Midstream Partners LP, 6.00%, 07/01/25(1)	10,000	10,903
EQM Midstream Partners LP, 6.50%, 07/01/27(1)	10,000	11,238
EQM Midstream Partners LP, 4.50%, 01/15/29(1)	10,000	10,154
EQM Midstream Partners LP, 4.75%, 01/15/31(1)	10,000	10,189
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 02/01/29(1)	25,000	25,540
Hilcorp Energy I LP / Hilcorp Finance Co., 6.00%, 02/01/31(1)	25,000	26,172
Indigo Natural Resources LLC, 5.38%, 02/01/29(1)	40,000	41,786
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(1)	25,000	25,573
Nabors Industries Ltd., 7.25%, 01/15/26(1)	30,000	28,099
Oasis Petroleum, Inc., 6.38%, 06/01/26(1)	5,000	5,181
Occidental Petroleum Corp., 5.50%, 12/01/25	5,000	5,507
Occidental Petroleum Corp., 3.50%, 08/15/29	30,000	30,003
Occidental Petroleum Corp., 6.63%, 09/01/30	40,000	48,860
Occidental Petroleum Corp., 6.13%, 01/01/31	20,000	23,654
Patterson-UTI Energy, Inc., 5.15%, 11/15/29	40,000	41,437

Security Description	Principal	Value
CORPORATE BONDS (continued)

Energy (continued)
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.88%, 02/01/31(1)	$15,000	$16,240
Transocean, Inc., 11.50%, 01/30/27(1)	13,000	12,952
USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 04/01/26	20,000	20,974
Venture Global Calcasieu Pass LLC, 3.88%, 08/15/29(1)	5,000	5,113
Venture Global Calcasieu Pass LLC, 4.13%, 08/15/31(1)	20,000	20,734
Total Energy		864,942

Financials - 6.5%
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	30,000	30,493
Acrisure LLC / Acrisure Finance, Inc., 4.25%, 02/15/29(1)	35,000	34,204
Ally Financial, Inc., Series B, 4.70%, (US 5 Year CMT T- Note + 3.87%), perpetual(2)(3)	34,000	35,649
BroadStreet Partners, Inc., 5.88%, 04/15/29(1)	40,000	40,552
HCRX Investments Holdco LP, 4.50%, 08/01/29(1)	40,000	40,850
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 05/15/26	10,000	10,525
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.25%, 05/15/27	55,000	57,887
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 02/01/27(1)	55,000	54,978
Navient Corp., 5.88%, 10/25/24	25,000	27,325
OneMain Finance Corp., 7.13%, 03/15/26	25,000	29,469
Prospect Capital Corp., 3.71%, 01/22/26	45,000	46,517
Total Financials		408,449

Health Care - 7.1%
Akumin, Inc., 7.00%, 11/01/25(1)	60,000	61,275
Bausch Health Cos., Inc., 5.75%, 08/15/27(1)	20,000	21,116
CHS/Community Health Systems, Inc., 6.63%, 02/15/25(1)	25,000	26,246
CHS/Community Health Systems, Inc., 6.88%, 04/15/29(1)	15,000	15,837
CHS/Community Health Systems, Inc., 6.13%, 04/01/30(1)	5,000	5,072
CHS/Community Health Systems, Inc., 4.75%, 02/15/31(1)	20,000	20,326
DaVita, Inc., 4.63%, 06/01/30(1)	35,000	36,225
Encompass Health Corp., 4.50%, 02/01/28	35,000	36,400
Lannett Co., Inc., 7.75%, 04/15/26(1)	15,000	14,755
Legacy LifePoint Health LLC, 4.38%, 02/15/27(1)	45,000	45,262
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.38%, 06/01/25(1)	15,000	16,108
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 7.25%, 02/01/28(1)	6,000	6,547
Prime Healthcare Services, Inc., 7.25%, 11/01/25(1)	5,000	5,378

Schedule of Investments — Virtus Newfleet High Yield Bond ETF (continued)

July 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
CORPORATE BONDS (continued)

Health Care (continued)
Surgery Center Holdings, Inc., 6.75%, 07/01/25(1)	$40,000	$40,752
Team Health Holdings, Inc., 6.38%, 02/01/25(1)	35,000	32,507
Tenet Healthcare Corp., 4.88%, 01/01/26(1)	15,000	15,506
Tenet Healthcare Corp., 6.25%, 02/01/27(1)	30,000	31,275
Tenet Healthcare Corp., 5.13%, 11/01/27(1)	15,000	15,731
Total Health Care		446,318

Industrials - 8.8%
Allied Universal Holdco LLC / Allied Universal Finance Corp., 6.63%, 07/15/26(1)	45,000	47,700
American Airlines Group, Inc., 5.00%, 06/01/22(1)	20,000	19,975
American Airlines, Inc., 11.75%, 07/15/25(1)	55,000	68,819
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26(1)	5,000	5,237
APX Group, Inc., 5.75%, 07/15/29(1)	20,000	20,106
BCPE Ulysses Intermediate, Inc., 7.75%, 04/01/27, 7.75% Cash or 8.50% PIK(1)(4)	35,000	35,229
Boeing Co. (The), 5.93%, 05/01/60	30,000	41,580
Cleaver-Brooks, Inc., 7.88%, 03/01/23(1)	40,000	39,630
CP Atlas Buyer, Inc., 7.00%, 12/01/28(1)	40,000	41,335
Delta Air Lines, Inc., 3.75%, 10/28/29	30,000	29,807
Deluxe Corp., 8.00%, 06/01/29(1)	20,000	21,878
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/01/25(1)	35,000	36,313
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/27(1)	10,000	11,425
LBM Acquisition LLC, 6.25%, 01/15/29(1)	15,000	15,048
Spirit AeroSystems, Inc., 5.50%, 01/15/25(1)	35,000	36,794
TransDigm, Inc., 6.25%, 03/15/26(1)	20,000	21,000
TransDigm, Inc., 5.50%, 11/15/27	20,000	20,675
United Airlines, Inc., 4.38%, 04/15/26(1)	5,000	5,151
United Airlines, Inc., 4.63%, 04/15/29(1)	30,000	30,900
Total Industrials		548,602

Information Technology - 5.7%
Banff Merger Sub, Inc., 9.75%, 09/01/26(1)	20,000	21,051
Elastic NV, 4.13%, 07/15/29(1)	5,000	5,025
MicroStrategy, Inc., 6.13%, 06/15/28(1)	25,000	25,127
NCR Corp., 5.13%, 04/15/29(1)	45,000	46,902
Plantronics, Inc., 4.75%, 03/01/29(1)	40,000	39,050
Rocket Software, Inc., 6.50%, 02/15/29(1)	35,000	34,870
Science Applications International Corp., 4.88%, 04/01/28(1)	50,000	52,545
SS&C Technologies, Inc., 5.50%, 09/30/27(1)	45,000	47,682
Viasat, Inc., 5.63%, 09/15/25(1)	45,000	45,832
Xerox Holdings Corp., 5.50%, 08/15/28(1)	35,000	36,970
Total Information Technology		355,054

Materials - 5.5%
Chemours Co. (The), 5.75%, 11/15/28(1)	40,000	42,507
Cleveland-Cliffs, Inc., 6.75%, 03/15/26(1)	15,000	16,208
Cleveland-Cliffs, Inc., 4.63%, 03/01/29(1)	5,000	5,313

Security Description	Principal	Value
CORPORATE BONDS (continued)

Materials (continued)
Freeport-McMoRan, Inc., 5.45%, 03/15/43	$30,000	$38,605
Hecla Mining Co., 7.25%, 02/15/28	45,000	48,834
Louisiana-Pacific Corp., 3.63%, 03/15/29(1)	60,000	60,661
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/25(1)	60,000	58,691
Trident TPI Holdings, Inc., 9.25%, 08/01/24(1)	20,000	21,121
Trident TPI Holdings, Inc., 6.63%, 11/01/25(1)	20,000	20,501
U.S. Steel Corp., 6.88%, 03/01/29	30,000	32,600
Total Materials		345,041

Real Estate - 2.9%
iStar, Inc., 4.25%, 08/01/25	40,000	41,590
MPT Operating Partnership LP / MPT Finance Corp., 3.50%, 03/15/31	35,000	35,962
Service Properties Trust, 7.50%, 09/15/25	35,000	39,496
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.13%, 12/15/24(1)	65,000	66,936
Total Real Estate		183,984

Utilities - 2.3%
Ferrellgas LP / Ferrellgas Finance Corp., 5.38%, 04/01/26(1)	15,000	14,831
Ferrellgas LP / Ferrellgas Finance Corp., 5.88%, 04/01/29(1)	15,000	14,954
PG&E Corp., 5.25%, 07/01/30	40,000	39,100
Talen Energy Supply LLC, 6.63%, 01/15/28(1)	45,000	40,052
TerraForm Power Operating LLC, 5.00%, 01/31/28(1)	30,000	32,442
Total Utilities		141,379
Total Corporate Bonds
(Cost $5,252,475)		5,380,243

TERM LOANS - 6.6%

Aerospace - 0.9%
American Airlines, Inc., 5.50%, (3-Month USD LIBOR + 4.75%), 04/20/28(2)	5,000	5,148
Mileage Plus Holdings LLC, 6.25%, (3-Month USD LIBOR + 5.25%), 06/21/27(2)	50,000	53,075
Total Aerospace		58,223

Financials - 0.3%
Asurion LLC, 5.34%, (1-Month USD LIBOR + 5.25%), 01/31/28(2)	20,000	19,936

Forest Prod/Containers - 0.4%
Kloeckner Pentaplast of America, Inc., 5.25%, (3-Month USD LIBOR + 4.75%), 02/12/26(2)	24,938	24,977

Gaming/Leisure - 0.5%
ECL Entertainment LLC, 8.25%, (1-Month USD LIBOR + 7.50%), 05/01/28(2)	10,000	10,200
Playa Resorts Holding B.V., 3.75%, (1-Month USD LIBOR + 2.75%), 04/29/24(2)	24,159	23,291
Total Gaming/Leisure		33,491

Schedule of Investments — Virtus Newfleet High Yield Bond ETF (continued)

July 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
TERM LOANS (continued)

Health Care - 1.8%
ANI Pharmaceuticals, Inc., 0.00%, (1-Month USD LIBOR + 0.00%), 05/24/27(5)	$40,000	$40,100
One Call Corp., 6.25%, (3-Month USD LIBOR + 5.50%), 04/22/27(2)	35,000	35,306
Viant Medical Holdings, Inc., 3.84%, (1-Month USD LIBOR + 3.75%), 07/02/25(2)	39,795	38,555
Total Health Care		113,961

Information Technology - 1.2%
Applied Systems, Inc., 6.25%, (1-Month USD LIBOR + 5.50%), 09/19/25(2)	60,000	60,868
Infinite Bidco LLC, 7.50%, (1-Month USD LIBOR + 7.00%), 03/02/29(2)	15,000	15,150
Total Information Technology		76,018

Manufacturing - 0.5%
Arcline FM Holdings LLC, 5.50%, (3-Month USD LIBOR + 4.75%), 06/23/28(2)	15,000	15,056
Arcline FM Holdings LLC, 9.00%, (3-Month USD LIBOR + 8.25%), 06/15/29(2)	15,000	15,225
Total Manufacturing		30,281

Media/Telecom - Telecommunications - 0.3%
Securus Technologies Holdings, Inc., 5.50%, (3-Month USD LIBOR + 4.50%), 11/01/24(2)	19,897	18,605

Service - 0.7%
Grab Holdings, Inc., 5.50%, (3-Month USD LIBOR + 4.50%), 01/29/26(2)	39,900	40,249
Total Term Loans
(Cost $407,811)		415,741

FOREIGN BONDS - 6.0%

Communication Services - 1.0%
Telesat Canada / Telesat LLC, 5.63%, 12/06/26 (Canada)(1)	5,000	4,644
Telesat Canada / Telesat LLC, 6.50%, 10/15/27 (Canada)(1)	70,000	59,500
Total Communication Services		64,144

Consumer Discretionary - 0.1%
Raptor Acquisition Corp. / Raptor Co.-Issuer LLC, 4.88%, 11/01/26 (Canada)(1)	5,000	5,088

Energy - 1.8%
BP Capital Markets PLC, 4.88%, (US 5 Year CMT T- Note + 4.40%), perpetual (United Kingdom)(2)(3)	40,000	44,262
Coronado Finance Pty Ltd., 10.75%, 05/15/26 (Australia)(1)	40,000	43,452
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Canada)(1)	25,000	25,823
Total Energy		113,537

Health Care - 0.5%
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26 (Israel)	35,000	33,630

Security Description	Principal	Value
FOREIGN BONDS (continued)

Industrials - 1.4%
Bombardier, Inc., 7.50%, 12/01/24 (Canada)(1)	$45,000	$46,856
Seaspan Corp., 5.50%, 08/01/29 (Hong Kong)(1)	5,000	4,993
Titan Acquisition Ltd. / Titan Co.-Borrower LLC, 7.75%, 04/15/26 (Canada)(1)	35,000	36,140
Total Industrials		87,989

Materials - 1.2%
Taseko Mines Ltd., 7.00%, 02/15/26 (Canada)(1)	40,000	41,213
Teck Resources Ltd., 6.13%, 10/01/35 (Canada)	25,000	32,733
Total Materials		73,946
Total Foreign Bonds
(Cost $362,448)		378,334

MONEY MARKET FUND - 3.5%
JP Morgan U.S. Government Money Market Institutional Shares, 0.01%(6) (Cost $217,758)	217,758	217,758

TOTAL INVESTMENTS - 101.9%
(Cost $6,240,492)		6,392,076
Liabilities in Excess of Other Assets - (1.9)%		(120,201)
Net Assets - 100.0%		$6,271,875

(1)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At July 31, 2021, the aggregate value of these securities was $4,547,281, or 72.5% of net assets.

(2)Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2021.

(3)Perpetual security with no stated maturity date.

(4)Payment in-kind security.

(5)The loan will settle after July 31, 2021. The interest rate, based on the LIBOR and the agreed upon spread on trade date, will be determined at the time of settlement.

(6)The rate shown reflects the seven-day yield as of July 31, 2021.

Abbreviations:

CMT — Constant Maturity Treasury Index

LIBOR — London InterBank Offered Rate

PIK — Payment in-Kind

USD — United States Dollar

Schedule of Investments — Virtus Newfleet High Yield Bond ETF (continued)

July 31, 2021

The accompanying notes are an integral part of these financial statements.

Portfolio Composition
July 31, 2021
Asset Allocation as of 07/31/2021 (based on net assets)

Corporate Bonds	85.8%
Term Loans	6.6%
Foreign Bonds	6.0%
Money Market Fund	3.5%
Liabilities in Excess of Other Assets	(1.9)%
Total	100.0%

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2021.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Corporate Bonds	$—	$5,380,243	$—	$5,380,243
Term Loans	—	415,741	—	415,741
Foreign Bonds	—	378,334	—	378,334
Money Market Fund	217,758	—	—	217,758
Total	$217,758	$6,174,318	$—	$6,392,076

Schedule of Investments — Virtus Seix Senior Loan ETF

July 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
TERM LOANS - 94.2%

Basic Materials - 2.0%
Alpha 3 BV, 3.00%, (3-Month USD LIBOR + 2.50%), 03/05/28(1)	$250,000	$249,219
Consolidated Energy Finance SA, 2.66%, (6-Month USD LIBOR + 2.50%), 05/07/25(1)	98,477	94,292
Schweitzer-Mauduit International, Inc., 4.50%, (1-Month USD LIBOR + 3.75%), 01/27/28(1)	450,000	447,187
Total Basic Materials		790,698

Communications - 14.2%
Diamond Sports Group LLC, 3.35%, (1-Month USD LIBOR + 3.25%), 08/24/26(1)	99,242	54,877
Digital Media Solutions LLC, 5.75%, (1-Month USD LIBOR + 5.00%), 04/26/28(1)	400,000	398,166
Directv Financing LLC, 0.00%, (1-Month USD LIBOR + 5.00%), 07/22/27(2)	800,000	799,404
Frontier Communications Holdings LLC, 4.50%, (1-Month USD LIBOR + 3.75%), 10/08/21(1)	349,125	349,563
LogMeIn, Inc., 4.85%, (1-Month USD LIBOR + 4.75%), 08/31/27(1)	199,249	198,704
LogMeIn, Inc., 0.00%, (1-Month USD LIBOR + 4.75%), 08/31/27(2)	299,248	298,430
Meredith Corp., 5.25%, (3-Month USD LIBOR + 4.25%), 01/31/25(1)	498,741	509,860
Metronet Systems Holdings LLC, 0.00%, (1-Month USD LIBOR + 3.75%), 05/25/28(2)	30,000	30,064
Metronet Systems Holdings LLC, 4.50%, (1-Month USD LIBOR + 3.75%), 06/02/28(1)	270,000	270,574
ORBCOMM, Inc., 0.00%, (3-Month USD LIBOR + 4.25%), 06/17/28(2)	500,000	500,315
Plantronics, Inc., 2.59%, (1-Month USD LIBOR + 2.50%), 07/02/25(1)	100,000	98,031
Proofpoint, Inc., 0.00%, (1-Month USD LIBOR + 0.00%), 06/09/28(2)	300,000	297,450
Shutterfly LLC, 5.75%, (52-Week USD LIBOR + 5.00%), 09/25/26(1)	402,715	403,283
Shutterfly LLC, 0.00%, (1-Month USD LIBOR + 5.00%), 09/25/26(2)	97,285	97,422
Summer BC Holdco B SARL, 5.25%, (3-Month USD LIBOR + 4.50%), 12/04/26(1)	500,000	499,065
Univision Communications, Inc., 4.00%, (1-Month USD LIBOR + 3.25%), 03/16/28(1)	400,000	399,834
Voyage Australia Pty Ltd., 4.00%, (3-Month USD LIBOR + 3.50%), 05/26/28(1)	300,000	300,000
Total Communications		5,505,042

Consumer, Cyclical - 10.7%
Aimbridge Acquisition Co., Inc., 5.50%, (1-Month USD LIBOR + 4.75%), 02/01/26(1)	349,125	347,598
American Airlines, Inc., 5.50%, (3-Month USD LIBOR + 4.75%), 04/20/28(1)	300,000	308,887
American Trailer World Corp., 0.00%, (1-Month USD LIBOR + 3.75%), 03/03/28(2)	500,000	494,065
AP Core Holdings II LLC, 0.00%, (3-Month USD LIBOR + 5.50%), 07/21/27(2)	500,000	498,440

Security Description	Principal	Value
TERM LOANS (continued)

Consumer, Cyclical (continued)
Core & Main LP, 0.00%, (1-Month USD LIBOR + 2.50%), 06/10/28(2)	$300,000	$297,562
CWGS Group LLC, 3.25%, (1-Month USD LIBOR + 2.50%), 05/24/28(1)	549,125	543,359
GVC Holdings Gibraltar Ltd., 0.00%, (1-Month USD LIBOR + 2.50%), 03/16/27(2)	300,000	299,375
Jo-Ann Stores LLC, 5.50%, (3-Month USD LIBOR + 4.75%), 06/30/28(1)	500,000	498,563
LBM Acquisition LLC, 4.50%, (3-Month USD LIBOR + 3.75%), 12/08/27(1)	18,182	18,040
Scientific Games International, Inc., 2.84%, (1-Month USD LIBOR + 2.75%), 08/14/24(1)	249,356	246,014
United Airlines, Inc., 4.50%, (1-Month USD LIBOR + 3.75%), 04/21/28(1)	399,000	400,223
Wheel Pros, Inc., 5.25%, (1-Month USD LIBOR + 4.50%), 04/23/28(1)	200,000	200,788
Total Consumer, Cyclical		4,152,914

Consumer, Non-cyclical - 21.3%
American Public Education, Inc., 0.00%, (3-Month USD LIBOR + 5.50%), 03/29/27(2)	200,000	200,500
APX Group, Inc., 4.00%, (3-Month USD LIBOR + 3.50%), 07/10/28(1)	600,000	596,400
Cano Health LLC, 5.25%, (6-Month USD LIBOR + 4.50%), 12/15/27(1)	299,250	299,250
Cimpress USA, Inc., 4.00%, (1-Month USD LIBOR + 3.50%), 05/17/28(1)	400,000	399,688
Conair Holdings LLC, 4.25%, (3-Month USD LIBOR + 3.75%), 05/13/28(1)	300,000	299,578
CoreLogic, Inc., 4.00%, (1-Month USD LIBOR + 3.50%), 06/04/28(1)	400,000	398,500
Coty, Inc., 2.35%, (1-Month USD LIBOR + 2.25%), 04/07/25(1)	348,563	335,804
ICON Luxembourg Sarl, 3.00%, (3-Month USD LIBOR + 2.50%), 07/03/28(1)	400,272	399,914
Illuminate Merger Sub Corp., 0.00%, (1-Month USD LIBOR + 0.00%), 06/30/28(2)	500,000	497,033
Illuminate Merger Sub Corp., 0.00%, (1-Month USD LIBOR + 0.00%), 06/29/29(2)	500,000	507,500
Indigo Merger Sub, Inc., 3.00%, (3-Month USD LIBOR + 2.50%), 07/03/28(1)	99,728	99,639
Indivior Finance Sarl, 5.50%, (1-Month USD LIBOR + 4.50%), 06/28/26(1)	500,000	499,375
Indy US Bidco LLC, 4.10%, (1-Month USD LIBOR + 4.00%), 02/05/28(1)	99,500	99,509
Indy US Bidco LLC, 4.10%, (1-Month USD LIBOR + 4.00%), 02/05/28(1)	100,000	100,009
Insulet Corp., 3.75%, (1-Month USD LIBOR + 3.25%), 04/28/28(1)	250,000	250,509
Milano Acquisition Corp., 4.75%, (3-Month USD LIBOR + 4.00%), 10/01/27(1)	249,124	249,474
Organon & Co., 3.50%, (3-Month USD LIBOR + 3.00%), 06/02/28(1)	350,000	349,599
PetIQ Holdings LLC, 4.75%, (3-Month USD LIBOR + 4.25%), 04/07/28(1)	250,000	248,594

Schedule of Investments — Virtus Seix Senior Loan ETF (continued)

July 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
TERM LOANS (continued)

Consumer, Non-cyclical (continued)
Priority Holdings LLC, 0.00%, (1-Month USD LIBOR + 5.75%), 04/15/27(2)	$147,458	$146,628
Priority Holdings LLC, 6.75%, (6-Month USD LIBOR + 5.75%), 04/21/27(1)	152,161	151,305
Priority Holdings LLC, 6.75%, (3-Month USD LIBOR + 5.75%), 04/21/27(1)	381	379
Sabre GLBL, Inc., 0.00%, (1-Month USD LIBOR + 3.50%), 12/17/27(2)	192,748	190,700
Sabre GLBL, Inc., 0.00%, (1-Month USD LIBOR + 3.50%), 12/17/27(2)	307,252	303,987
Signal Parent, Inc., 4.25%, (1-Month USD LIBOR + 3.50%), 04/03/28(1)	300,000	294,750
Travelport Finance Luxembourg Sarl, 9.00%, (3-Month USD LIBOR + 8.00%), 02/28/25(1)	759,801	774,891
Whole Earth Brands, Inc., 5.50%, (3-Month USD LIBOR + 4.50%), 02/02/28(1)	299,250	299,250
Whole Earth Brands, Inc., 0.00%, (1-Month USD LIBOR + 4.50%), 02/02/28(2)	300,000	300,000
Total Consumer, Non-cyclical		8,292,765

Energy - 3.7%
BCP Raptor LLC, 5.25%, (3-Month USD LIBOR + 4.25%), 06/24/24(1)	249,345	246,922
BCP Raptor LLC, 0.00%, (3-Month USD LIBOR + 4.25%), 06/24/24(2)	200,000	198,056
BCP Renaissance Parent LLC, 4.50%, (3-Month USD LIBOR + 3.50%), 10/31/24(1)	299,176	295,917
BCP Renaissance Parent LLC, 0.00%, (3-Month USD LIBOR + 3.50%), 10/31/24(2)	100,000	98,910
Win Waste Innovations Holdings, Inc., 3.25%, (3-Month USD LIBOR + 2.75%), 03/31/28(1)	600,000	598,500
Total Energy		1,438,305

Financials - 6.2%
Asurion LLC, 5.34%, (1-Month USD LIBOR + 5.25%), 01/31/28(1)	250,000	249,197
Asurion LLC, 0.00%, (1-Month USD LIBOR + 5.25%), 01/15/29(2)	450,000	448,452
Hudson River Trading LLC, 0.00%, (1-Month USD LIBOR + 3.00%), 03/20/28(2)	300,000	295,625
Nuvei Technologies Corp., 0.00%, (1-Month USD LIBOR + 2.50%), 09/29/25(2)	600,000	598,500
Paysafe Holdings US Corp., 3.25%, (3-Month USD LIBOR + 2.75%), 06/09/28(1)	400,000	399,502
Zebra Buyer LLC, 0.00%, (1-Month USD LIBOR + 0.00%), 04/21/28(2)	400,000	400,844
Total Financials		2,392,120

Industrials - 11.9%
ACProducts Holdings, Inc., 4.75%, (6-Month USD LIBOR + 4.25%), 05/17/28(1)	400,000	398,032
Brown Group Holding LLC, 3.25%, (3-Month USD LIBOR + 2.75%), 04/22/28(1)	374,753	372,566

Security Description	Principal	Value
TERM LOANS (continued)

Industrials (continued)
Columbus McKinnon Corp., 3.25%, (3-Month USD LIBOR + 2.75%), 04/07/28(1)	$325,000	$324,187
Daseke Cos., Inc., 4.75%, (1-Month USD LIBOR + 4.00%), 03/05/28(1)	448,875	449,344
First Student Bidco, Inc. Initial Term B Loan, 0.00%, (2-Month USD LIBOR + 3.00%), 07/13/28(2)	438,235	435,599
First Student Bidco, Inc. Initial Term C Loan, 0.00%, (2-Month USD LIBOR + 3.00%), 07/13/28(2)	161,765	160,792
KKR Apple Bidco LLC, 0.00%, (1-Month USD LIBOR + 0.00%), 07/13/29(2)	250,000	254,063
Madison IAQ LLC, 3.75%, (3-Month USD LIBOR + 3.25%), 06/15/28(1)	500,000	496,382
Osmose Utilities Services, Inc., 3.75%, (3-Month USD LIBOR + 3.25%), 06/16/28(1)	300,000	297,751
Osmose Utilities Services, Inc., 0.00%, (1-Month USD LIBOR + 3.25%), 06/16/28(2)	200,000	198,501
Quikrete Holdings, Inc., 0.00%, (1-Month USD LIBOR + 0.00%), 05/12/28(2)	600,000	594,375
Trident TPI Holdings, Inc., 0.00%, (1-Month USD LIBOR + 0.00%), 07/29/28(2)	350,311	350,530
Trident TPI Holdings, Inc., 0.00%, (1-Month USD LIBOR + 0.00%), 07/29/28(2)	49,689	49,721
Worldwide Express, Inc., 0.00%, (1-Month USD LIBOR + 0.00%), 07/26/29(2)	250,000	248,125
Total Industrials		4,629,968

Technology - 24.2%
Castle US Holding Corp., 4.75%, (3-Month USD LIBOR + 4.00%), 01/31/27(1)	299,375	297,317
ConvergeOne Holdings Corp., 5.09%, (1-Month USD LIBOR + 5.00%), 01/04/26(1)	349,107	346,052
Dcert Buyer, Inc., 7.09%, (1-Month USD LIBOR + 7.00%), 02/16/29(1)	400,000	405,072
E2open LLC, 0.00%, (3-Month USD LIBOR + 3.50%), 02/04/28(2)	400,000	399,832
Everi Payments, Inc., 0.00%, (1-Month USD LIBOR + 0.00%), 06/30/28(2)	400,000	398,312
Grab Holdings, Inc., 5.50%, (6-Month USD LIBOR + 4.50%), 01/29/26(1)	399,000	402,491
MA FinanceCo LLC, 5.25%, (3-Month USD LIBOR + 4.25%), 06/05/25(1)	247,188	248,938
Magenta Buyer LLC, 0.00%, (1-Month USD LIBOR + 5.00%), 04/29/28(2)	150,000	149,485
Magenta Buyer LLC, 0.00%, (1-Month USD LIBOR + 8.25%), 04/29/29(2)	350,000	349,344
Marnix SAS, 0.00%, (1-Month USD LIBOR + 0.00%), 07/29/28(2)	500,000	500,625
N-Able, Inc., 3.50%, (3-Month USD LIBOR + 3.00%), 04/14/28(1)	400,000	399,250
Peraton Corp., 4.50%, (1-Month USD LIBOR + 3.75%), 02/01/28(1)	448,875	449,156
Pitney Bowes, Inc., 4.10%, (1-Month USD LIBOR + 4.00%), 03/12/28(1)	349,125	350,326

Schedule of Investments — Virtus Seix Senior Loan ETF (continued)

July 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Principal	Value
TERM LOANS (continued)

Technology (continued)
Project Boost Purchaser LLC, 4.00%, (1-Month USD LIBOR + 3.50%), 06/01/26(1)	$500,000	$499,270
Project Ruby Ultimate Parent Corp., 4.00%, (1-Month USD LIBOR + 3.25%), 03/03/28(1)	199,500	198,683
RealPage, Inc., 3.75%, (1-Month USD LIBOR + 3.25%), 02/18/28(1)	275,200	273,876
RealPage, Inc., 0.00%, (1-Month USD LIBOR + 3.25%), 04/24/28(2)	200,000	199,038
Redstone Holdco 2 LP, 5.50%, (3-Month USD LIBOR + 4.75%), 04/15/28(1)	107,806	107,251
Redstone Holdco 2 LP, 0.00%, (3-Month USD LIBOR + 4.75%), 04/15/28(2)	42,194	41,976
Redstone Holdco 2 LP, 8.50%, (3-Month USD LIBOR + 7.75%), 04/16/29(1)	95,333	94,102
Redstone Holdco 2 LP, 0.00%, (1-Month USD LIBOR + 7.75%), 04/16/29(2)	54,667	53,961
Signify Health LLC, 3.75%, (3-Month USD LIBOR + 3.25%), 06/16/28(1)	350,000	348,834
Skillsoft US Corp., 5.50%, (3-Month USD LIBOR + 4.75%), 06/30/28(1)	500,000	504,165
SolarWinds Holdings, Inc., 2.84%, (1-Month USD LIBOR + 2.75%), 02/05/24(1)	298,968	295,994
Solera LLC, 4.50%, (3-Month USD LIBOR + 4.00%), 06/02/28(1)	350,000	350,178
Sovos Compliance LLC, 0.00%, (3-Month USD LIBOR + 0.00%), 07/29/28(2)	73,630	73,814
Sovos Compliance LLC, 0.00%, (1-Month USD LIBOR + 4.50%), 07/29/28(2)	426,370	427,436
Ultra Clean Holdings, Inc., 3.85%, (1-Month USD LIBOR + 3.75%), 08/27/25(1)	237,515	238,009
Vision Solutions, Inc., 5.00%, (3-Month USD LIBOR + 4.25%), 03/19/28(1)	440,000	438,935
Xperi Holding Corp., 3.60%, (1-Month USD LIBOR + 3.50%), 06/01/25(1)	259,090	257,958
Xperi Holding Corp., 3.59%, (1-Month USD LIBOR + 3.50%), 06/01/25(1)	145,455	144,818
Xperi Holding Corp., 3.58%, (1-Month USD LIBOR + 3.50%), 06/01/25(1)	145,455	144,818
Total Technology		9,389,316
Total Term Loans
(Cost $36,467,610)		36,591,128

CORPORATE BONDS - 5.8%

Communications - 1.9%
Audacy Capital Corp., 6.50%, 05/01/27(3)	400,000	413,508
Gray Television, Inc., 4.75%, 10/15/30(3)	300,000	297,954
Total Communications		711,462

Consumer, Non-cyclical - 1.5%
Emergent Biosolutions, Inc., 3.88%, 08/15/28(3)	350,000	348,558
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(3)	250,000	243,087
Total Consumer, Non-cyclical		591,645

Security Description	Principal	Value
CORPORATE BONDS (continued)

Industrials - 1.3%
Patrick Industries, Inc., 4.75%, 05/01/29(3)	$500,000	$511,023

Technology - 1.1%
Austin Bidco, Inc., 7.13%, 12/15/28(3)	200,000	205,277
NCR Corp., 5.13%, 04/15/29(3)	200,000	208,454
Total Technology		413,731
Total Corporate Bonds
(Cost $2,219,324)		2,227,861

FOREIGN BONDS - 1.0%

Communications - 0.5%
Altice Financing SA, 5.00%, 01/15/28 (Luxembourg)(3)	200,000	196,753

Consumer, Non-cyclical - 0.5%
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26 (Israel)	200,000	192,170
Total Foreign Bonds
(Cost $396,737)		388,923

TOTAL INVESTMENTS - 101.0%
(Cost $39,083,671)		39,207,912
Liabilities in Excess of Other Assets - (1.0)%		(369,163)
Net Assets - 100.0%		$38,838,749

(1)Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2021.

(2)The loan will settle after July 31, 2021. The interest rate, based on the LIBOR and the agreed upon spread on trade date, will be determined at the time of settlement.

(3)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At July 31, 2021, the aggregate value of these securities was $2,424,614, or 6.2% of net assets.

Abbreviations:

LIBOR — London InterBank Offered Rate

USD — United States Dollar

Portfolio Composition
July 31, 2021
Asset Allocation as of 07/31/2021 (based on net assets)

Term Loans	94.2%
Corporate Bonds	5.8%
Foreign Bonds	1.0%
Liabilities in Excess of Other Assets	(1.0)%
Total	100.0%

Schedule of Investments — Virtus Seix Senior Loan ETF (continued)

July 31, 2021

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2021.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Term Loans	$—	$36,591,128	$—	$36,591,128
Corporate Bonds	—	2,227,861	—	2,227,861
Foreign Bonds	—	388,923	—	388,923
Total	$—	$39,207,912	$—	$39,207,912

Schedule of Investments — Virtus Terranova U.S. Quality Momentum ETF

July 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value
Common Stocks - 98.6%

Communication Services - 6.2%
Alphabet, Inc. Class A*	255	$687,105
Facebook, Inc. Class A*	1,868	665,568
Fox Corp. Class A	18,222	649,797
Liberty Broadband Corp. Class C*	3,747	665,055
Roku, Inc.*	1,559	667,735
ViacomCBS, Inc. Class B	16,051	656,968
Yandex NV Class A (Russia)*	9,381	637,251
Zillow Group, Inc. Class C*	5,930	630,122
Total Communication Services		5,259,601

Consumer Discretionary - 14.0%
Best Buy Co., Inc.	5,965	670,168
Burlington Stores, Inc.*	2,017	675,292
CarMax, Inc.*	4,881	653,810
Chipotle Mexican Grill, Inc.*	365	680,156
DR Horton, Inc.	7,318	698,357
eBay, Inc.	9,104	620,984
Etsy, Inc.*	3,250	596,407
Garmin Ltd.	4,342	682,562
Lennar Corp. Class A	6,553	689,048
Lowe’s Cos., Inc.	3,334	642,428
NIKE, Inc. Class B	4,008	671,380
Peloton Interactive, Inc. Class A*	5,482	647,150
Ross Stores, Inc.	5,413	664,121
Target Corp.	2,552	666,200
Tesla, Inc.*	1,010	694,072
Tractor Supply Co.	3,596	650,624
Ulta Beauty, Inc.*	1,928	647,422
Yum China Holdings, Inc. (China)	9,980	620,656
Total Consumer Discretionary		11,870,837

Consumer Staples - 2.4%
Costco Wholesale Corp.	1,571	675,090
Hershey Co. (The)	3,708	663,287
Monster Beverage Corp.*	7,026	662,692
Total Consumer Staples		2,001,069

Financials - 15.7%
Aflac, Inc.	12,354	679,470
Allstate Corp. (The)	5,115	665,206
Arch Capital Group Ltd.*	17,204	670,956
Ares Management Corp. Class A	10,077	721,614
Berkshire Hathaway, Inc. Class B*	2,362	657,321
BlackRock, Inc.	757	656,448
Blackstone Group, Inc. (The)	5,957	686,663
Charles Schwab Corp. (The)	9,755	662,852
Cincinnati Financial Corp.	5,703	672,270
Interactive Brokers Group, Inc. Class A	10,705	662,211
KKR & Co., Inc.	10,806	688,991
Marsh & McLennan Cos., Inc.	4,496	661,901
Moody’s Corp.	1,721	647,096
Nasdaq, Inc.	3,539	660,837
Principal Financial Group, Inc.	10,579	657,273

Security Description	Shares	Value
Common Stocks (continued)

Financials (continued)
Regions Financial Corp.	34,599	$666,031
SVB Financial Group*	1,152	633,554
T Rowe Price Group, Inc.	3,194	652,087
Travelers Cos., Inc. (The)	4,440	661,205
Truist Financial Corp.	12,074	657,188
Total Financials		13,321,174

Health Care - 14.5%
Agilent Technologies, Inc.	4,365	668,849
Align Technology, Inc.*	1,045	727,111
Anthem, Inc.	1,707	655,505
Bio-Rad Laboratories, Inc. Class A*	971	718,064
Cooper Cos., Inc. (The)	1,623	684,533
Danaher Corp.	2,270	675,302
Edwards Lifesciences Corp.*	6,127	687,878
Eli Lilly & Co.	2,751	669,869
IDEXX Laboratories, Inc.*	960	651,389
Intuitive Surgical, Inc.*	674	668,244
Laboratory Corp. of America Holdings*	2,334	691,214
Mettler-Toledo International, Inc.*	449	661,696
Moderna, Inc.*	2,028	717,101
STERIS PLC	3,092	673,901
Thermo Fisher Scientific, Inc.	1,251	675,553
UnitedHealth Group, Inc.	1,578	650,483
West Pharmaceutical Services, Inc.	1,754	722,174
Zoetis, Inc.	3,271	663,032
Total Health Care		12,261,898

Industrials - 11.6%
Cintas Corp.	1,677	661,040
Copart, Inc.*	4,508	662,676
Cummins, Inc.	2,763	641,292
Equifax, Inc.	2,627	684,596
Expeditors International of Washington, Inc.	5,110	655,358
FedEx Corp.	2,212	619,249
General Dynamics Corp.	3,442	674,735
IDEX Corp.	2,900	657,401
Ingersoll Rand, Inc.*	13,526	661,016
JB Hunt Transport Services, Inc.	4,008	675,148
Old Dominion Freight Line, Inc.	2,569	691,446
Rockwell Automation, Inc.	2,205	677,861
Stanley Black & Decker, Inc.	3,243	639,033
United Parcel Service, Inc. Class B	3,077	588,815
Westinghouse Air Brake Technologies Corp.	8,033	681,761
Total Industrials		9,871,427

Information Technology - 27.7%
Accenture PLC Class A	2,087	662,998
Adobe, Inc.*	1,052	653,955
Advanced Micro Devices, Inc.*	7,192	763,718
Amphenol Corp. Class A	9,367	679,014
Apple, Inc.	4,469	651,848
Applied Materials, Inc.	4,782	669,145

Schedule of Investments — Virtus Terranova U.S. Quality Momentum ETF (continued)

July 31, 2021

The accompanying notes are an integral part of these financial statements.

Security Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)
Arista Networks, Inc.*	1,757	$668,345
Automatic Data Processing, Inc.	3,227	676,476
Cadence Design Systems, Inc.*	4,587	677,271
CDW Corp.	3,697	677,845
EPAM Systems, Inc.*	1,188	665,042
F5 Networks, Inc.*	3,453	713,079
Fortinet, Inc.*	2,423	659,638
Intuit, Inc.	1,258	666,702
Keysight Technologies, Inc.*	4,137	680,743
KLA Corp.	2,087	726,610
Lam Research Corp.	1,032	657,807
Maxim Integrated Products, Inc.	6,686	667,998
Microsoft Corp.	2,293	653,299
NVIDIA Corp.	3,348	652,827
Paychex, Inc.	5,913	673,018
PayPal Holdings, Inc.*	2,160	595,145
QUALCOMM, Inc.	4,605	689,829
ServiceNow, Inc.*	1,138	669,019
Shopify, Inc. Class A (Canada)*	412	617,971
Skyworks Solutions, Inc.	3,434	633,607
Square, Inc. Class A*	2,517	622,353
SS&C Technologies Holdings, Inc.	8,736	684,815
Synopsys, Inc.*	2,330	671,017
Texas Instruments, Inc.	3,567	679,942
Trade Desk, Inc. (The) Class A*	8,852	725,067
Tyler Technologies, Inc.*	1,328	654,226
Xilinx, Inc.	4,807	720,281
Zebra Technologies Corp. Class A*	1,223	675,683
Zoom Video Communications, Inc. Class A*	1,815	686,252
Total Information Technology		23,522,585

Materials - 3.3%
Linde PLC (United Kingdom)	2,222	683,020
Martin Marietta Materials, Inc.	1,870	679,371
Nucor Corp.	6,990	727,100
Vulcan Materials Co.	3,726	670,643
Total Materials		2,760,134

Real Estate - 3.2%
CBRE Group, Inc. Class A*	7,567	729,913
Prologis, Inc.	5,158	660,430
Public Storage	2,121	662,770
Weyerhaeuser Co.	19,198	647,549
Total Real Estate		2,700,662
Total Common Stocks
(Cost $74,913,427)		83,569,387

TOTAL INVESTMENTS - 98.6%
(Cost $74,913,427)		83,569,387
Other Assets in Excess of Liabilities - 1.4%		1,205,990
Net Assets - 100.0%		$84,775,377

*Non-income producing security.

Portfolio Composition
July 31, 2021
Asset Allocation as of 07/31/2021 (based on net assets)

Information Technology	27.7%
Financials	15.7%
Health Care	14.5%
Consumer Discretionary	14.0%
Industrials	11.6%
Communication Services	6.2%
Materials	3.3%
Real Estate	3.2%
Consumer Staples	2.4%
Other Assets in Excess of Liabilities	1.4%
Total	100.0%

Schedule of Investments — Virtus Terranova U.S. Quality Momentum ETF (continued)

July 31, 2021

The accompanying notes are an integral part of these financial statements.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of July 31, 2021.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$83,569,387	$—	$—	$83,569,387
Total	$83,569,387	$—	$—	$83,569,387

Statements of Assets and Liabilities

July 31, 2021

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet ABS/MBS ETF	Virtus Newfleet High Yield Bond ETF	Virtus Seix Senior Loan ETF	Virtus Terranova U.S. Quality Momentum ETF
Assets:
Investments, at cost	$14,980,319	$6,240,492	$39,083,671	$74,913,427
Investments, at value	14,999,237	6,392,076	39,207,912	83,569,387
Cash	3,222	888	7,564,588	792,383
Receivables:
Dividends and interest	17,928	97,464	191,119	36,123
Due from Adviser	894	—	—	—
Capital shares sold	—	—	626,363	21,167,402
Investment securities sold	—	—	13,420,907	47,984,813
Prepaid expenses	2,380	58	6,470	3,663
Total Assets	15,023,661	6,490,486	61,017,359	153,553,771

Liabilities:
Payables:
Investment securities purchased	—	113,103	22,154,017	47,559,301
Capital shares payable	—	—	—	21,193,814
Insurance fees	—	232	—	—
Advisory fees	6,762	18,151	24,593	25,279
Transfer agent fees	—	10,877	—	—
Accounting and administration fees	—	6,990	—	—
Custody fees	—	11,423	—	—
Professional fees	—	28,339	—	—
Pricing fees	—	18,257	—	—
Report to shareholder fees	—	8,017	—	—
Trustee fees	—	2,612	—	—
Exchange listing fees	—	126	—	—
Other accrued expenses	—	484	—	—
Total Liabilities	6,762	218,611	22,178,610	68,778,394
Net Assets	$15,016,899	$6,271,875	$38,838,749	$84,775,377

Net Assets Consist of:
Paid-in capital	$15,000,538	$8,855,537	$38,589,020	$77,266,316
Total distributable earnings (accumulated deficit)	16,361	(2,583,662)	249,729	7,509,061
Net Assets	$15,016,899	$6,271,875	$38,838,749	$84,775,377
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	600,004	254,000	1,550,004	2,800,004
Net asset value per share	$25.03	$24.69	$25.06	$30.28

Statements of Operations

For the Year Ended July 31, 2021

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet ABS/MBS ETF[1]	Virtus Newfleet High Yield Bond ETF	Virtus Seix Senior Loan ETF	Virtus Terranova U.S. Quality Momentum ETF[2]
Investment Income:
Dividend income	$—	$50	$—	$506,513
Interest income	62,592	313,015	485,889	38
Total Investment Income	62,592	313,065	485,889	506,551

Expenses:
Advisory fees	16,209	31,631	73,383	160,677
Custody fees	—	82	—	—
Exchange listing fees	—	10,958	—	—
Professional fees	—	32,733	—	—
Insurance fees	—	195	—	—
Accounting and administration fees	—	9,305	—	—
Transfer agent fees	—	10,488	—	—
Trustee fees	—	7,358	—	—
Report to shareholders fees	—	363	—	—
Pricing fees	—	17,103	—	—
Other expenses	—	134	—	—
Total Expenses	16,209	120,350	73,383	160,677
Less expense waivers/reimbursements	(3,308)	(80,940)	—	—
Net Expenses	12,901	39,410	73,383	160,677
Net Investment Income	49,691	273,655	412,506	345,874

Net Realized Gain (Loss) on:
Investments	39	113,624	305,292	(1,514,509)
In-kind redemptions	—	—	—	8,262,073
Total Net Realized Gain	39	113,624	305,292	6,747,564

Change in Net Unrealized Appreciation (Depreciation) on:
Investments	18,918	200,993	44,247	8,655,960
Total Change in Net Unrealized Appreciation	18,918	200,993	44,247	8,655,960
Net Realized and Change in Unrealized Gain	18,957	314,617	349,539	15,403,524
Net Increase in Net Assets Resulting from Operations	$68,648	$588,272	$762,045	$15,749,398

1From February 9, 2021 (commencement of operations) through July 31, 2021.

2From November 17, 2020 (commencement of operations) through July 31, 2021.

Statements of Changes in Net Assets

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet ABS/MBS ETF	Virtus Newfleet High Yield Bond ETF
	For the Period February 9, 2021[1] Through July 31, 2021	For the Year Ended July 31, 2021	For the Year Ended July 31, 2020
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$49,691	$273,655	$353,305
Net realized gain (loss)	39	113,624	(447,139)
Net change in unrealized appreciation	18,918	200,993	272,344
Net increase in net assets resulting from operations	68,648	588,272	178,510
Distributions to Shareholders	(52,287)	(280,886)	(358,059)

Shareholder Transactions:
Proceeds from shares sold	15,000,538	—	—
Cost of shares redeemed	—	(1,183,191)	(4,733,470)
Net increase (decrease) in net assets resulting from shareholder transactions	15,000,538	(1,183,191)	(4,733,470)
Increase (decrease) in net assets	15,016,899	(875,805)	(4,913,019)

Net Assets:
Beginning of period/year	—	7,147,680	12,060,699
End of period/year	$15,016,899	$6,271,875	$7,147,680

Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	—	304,000	504,000
Shares sold	600,004	—	—
Shares redeemed	—	(50,000)	(200,000)
Shares outstanding, end of period/year	600,004	254,000	304,000

1Commencement of operations.

Statements of Changes in Net Assets (continued)

The accompanying notes are an integral part of these financial statements.

	Virtus Seix Senior Loan ETF		Virtus Terranova U.S. Quality Momentum ETF
	For the Year Ended July 31, 2021	For the Year Ended July 31, 2020	For the Period November 17, 2020[1] Through July 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$412,506	$349,334	$345,874
Net realized gain (loss)	305,292	(241,256)	6,747,564
Net change in unrealized appreciation	44,247	116,875	8,655,960
Net increase in net assets resulting from operations	762,045	224,953	15,749,398
Distributions to Shareholders	(378,835)	(362,374)	(74,408)

Shareholder Transactions:
Proceeds from shares sold	32,416,547	2,364,664	138,289,014
Cost of shares redeemed	(1,237,882)	(1,205,456)	(69,188,627)
Net increase in net assets resulting from shareholder transactions	31,178,665	1,159,208	69,100,387
Increase in net assets	31,561,875	1,021,787	84,775,377

Net Assets:
Beginning of period/year	7,276,874	6,255,087	—
End of period/year	$38,838,749	$7,276,874	$84,775,377

Changes in Shares Outstanding:
Shares outstanding, beginning of period/year	300,004	250,004	—
Shares sold	1,300,000	100,000	5,300,004
Shares redeemed	(50,000)	(50,000)	(2,500,000)
Shares outstanding, end of period/year	1,550,004	300,004	2,800,004

1Commencement of operations.

Financial Highlights

The accompanying notes are an integral part of these financial statements.

Virtus Newfleet ABS/MBS ETF
For the Period February 9, 2021[1] Through July 31, 2021
Per Share Data for a Share Outstanding throughout the period presented:
Net asset value, beginning of period	$25.00
Investment operations:
Net investment income[2]	0.17
Net realized and unrealized gain	0.04
Total from investment operations	0.21

Less Distributions from:
Net investment income	(0.18)
Total distributions	(0.18)
Net Asset Value, End of period	$25.03
Net Asset Value Total Return[3]	0.85%
Net assets, end of period (000’s omitted)	$15,017

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.39%[4]
Expenses, prior to expense waivers	0.49%[4]
Net investment income	1.49%[4]
Portfolio turnover rate[5]	24%[6]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4Annualized.

5Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

6Not annualized.

Financial Highlights (continued)

The accompanying notes are an integral part of these financial statements.

	Virtus Newfleet High Yield Bond ETF
	For the Year Ended July 31, 2021	For the Year Ended July 31, 2020	For the Year Ended July 31, 2019	For the Year Ended July 31, 2018	For the Period December 5, 2016[1] Through July 31, 2017
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$23.51	$23.93	$24.61	$25.28	$25.00
Investment operations:
Net investment income[2]	1.04	0.90	1.32	1.22	0.47
Net realized and unrealized gain (loss)	1.21	(0.42)	(0.57)	(0.57)	0.22
Total from investment operations	2.25	0.48	0.75	0.65	0.69

Less Distributions from:
Net investment income	(1.07)	(0.90)	(1.43)	(1.24)	(0.41)
Net realized gains	—	—	—	(0.08)	—
Total distributions	(1.07)	(0.90)	(1.43)	(1.32)	(0.41)
Net Asset Value, End of period	$24.69	$23.51	$23.93	$24.61	$25.28
Net Asset Value Total Return[3]	9.78%	2.10%	3.14%	2.67%	2.79%
Net assets, end of period (000’s omitted)	$6,272	$7,148	$12,061	$82,556	$121,463

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses, net of expense waivers	0.62%	0.68%	0.68%	0.68%	0.68%[4]
Expenses, prior to expense waivers	1.88%	2.43%	1.03%	0.80%	0.73%[4]
Net investment income	4.27%	3.85%	5.43%	4.89%	2.85%[4]
Portfolio turnover rate[5]	121%	124%	82%	96%	41%[6]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4Annualized.

5Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

6Not annualized.

Financial Highlights (continued)

The accompanying notes are an integral part of these financial statements.

	Virtus Seix Senior Loan ETF
	For the Year Ended July 31, 2021	For the Year Ended July 31, 2020	For the Period April 24, 2019[1] Through July 31, 2019
Per Share Data for a Share Outstanding throughout each period presented:
Net asset value, beginning of period	$24.26	$25.02	$25.00
Investment operations:
Net investment income[2]	0.79	1.19	0.29
Net realized and unrealized gain (loss)	0.86	(0.68)	(0.03)
Total from investment operations	1.65	0.51	0.26

Less Distributions from:
Net investment income	(0.85)	(1.15)	(0.24)
Net realized gains	—	(0.12)	—
Total distributions	(0.85)	(1.27)	(0.24)
Net Asset Value, End of period	$25.06	$24.26	$25.02
Net Asset Value Total Return[3]	6.94%	2.11%	1.08%
Net assets, end of period (000’s omitted)	$38,839	$7,277	$6,255

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.57%	0.57%	0.57%[4]
Net investment income	3.20%	4.93%	4.39%[4]
Portfolio turnover rate[5]	851%	546%	544%[6]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4Annualized.

5Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

6Not annualized.

Financial Highlights (continued)

The accompanying notes are an integral part of these financial statements.

Virtus Terranova U.S. Quality Momentum ETF
For the Period November 17, 2020[1] Through July 31, 2021
Per Share Data for a Share Outstanding throughout the period presented:
Net asset value, beginning of period	$24.92
Investment operations:
Net investment income[2]	0.12
Net realized and unrealized gain	5.26
Total from investment operations	5.38

Less Distributions from:
Net investment income	(0.02)
Total distributions	(0.02)
Net Asset Value, End of period	$30.28
Net Asset Value Total Return[3]	21.58%
Net assets, end of period (000’s omitted)	$84,775

RATIOS/SUPPLEMENTAL DATA:
Ratios to Average Net Assets:
Expenses	0.29%[4]
Net investment income	0.62%[4]
Portfolio turnover rate[5]	89%[6]

1Commencement of operations.

2Based on average shares outstanding.

3Net Asset Value Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemptions at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.

4Annualized.

5Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

6Not annualized.

Notes to Financial Statements

July 31, 2021

1.ORGANIZATION

Virtus ETF Trust II (the “Trust”) was organized as a Delaware statutory trust on July 14, 2015 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

As of July 31, 2021, 4 funds of the Trust are offered for sale. Virtus Newfleet ABS/MBS ETF, Virtus Newfleet High Yield Bond ETF, Virtus Seix Senior Loan ETF and Virtus Terranova U.S. Quality Momentum ETF (each a “Fund” and, collectively, the “Funds”), each a separate investment portfolio of the Trust, are presented herein. The offering of each Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Funds	Commencement of Operations
Virtus Newfleet ABS/MBS ETF	February 9, 2021
Virtus Newfleet High Yield Bond ETF	December 5, 2016
Virtus Seix Senior Loan ETF	April 24, 2019
Virtus Terranova U.S. Quality Momentum ETF	November 17, 2020

Effective March 22, 2021, the Virtus Newfleet Dynamic Credit ETF changed its name to Virtus Newfleet High Yield Bond ETF.

Virtus Seix Senior Loan ETF is a “non-diversified” Fund, as defined under the 1940 Act.

The Funds have the following investment objectives:

Virtus Newfleet ABS/MBS ETF seeks income.

Virtus Newfleet High Yield Bond ETF seeks to provide a high level of current income and, secondarily, capital appreciation.

Virtus Seix Senior Loan ETF seeks to provide a high level of current income.

Virtus Terranova U.S. Quality Momentum ETF seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Terranova U.S. Quality Momentum Index.

There is no guarantee that a Fund will achieve its objective(s).

2.SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(a)Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(b)Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(c)Security Valuation

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded. Securities regularly traded in an over the counter market are valued at the latest quoted sale price in such market or in the case of the New York Stock Exchange (“NYSE”), at the NYSE Official Closing Price. Such valuations are typically categorized as Level 1 in the fair value hierarchy. If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Notes to Financial Statements (continued)

July 31, 2021

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. Such valuations are typically categorized as Level 2 in the fair value hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued using procedures adopted by the Board are generally categorized as Level 3 in the hierarchy.

Investments in other open-end investment companies are valued based on their net asset value each business day and are typically categorized as Level 1 in the fair value hierarchy.

(d)Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:

•Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at July 31, 2021, is disclosed at the end of each Fund’s Schedule of Investments.

(e)Security Transactions and Investment Income

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification. Dividend income is recognized on the ex-dividend date. Expenses and interest income are recognized on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method.

(f)Expenses

Each Fund pays all of its expenses not assumed by its Sub-Adviser, if any, as defined in Note 3, or the Adviser. General Trust expenses that are allocated among and charged to the assets of the Funds are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund.

(g)Distributions to Shareholders

Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from GAAP in the United States of America.

(h)When-issued Purchases and Forward Commitments (Delayed Delivery)

The Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Funds record when-issued and delayed delivery securities on the trade date. The Funds maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

Notes to Financial Statements (continued)

July 31, 2021

(i)Loan Agreements

The Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The lender administers the terms of the loan, as specified in the loan agreement. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased, a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

3.INVESTMENT MANAGEMENT, RELATED PARTIES AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Virtus ETF Advisers LLC (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios. The Adviser has agreed to pay all of the ordinary operating expenses of each of the Virtus Seix Senior Loan ETF, Virtus Newfleet ABS/MBS ETF and Virtus Terranova U.S. Quality Momentum ETF, except for the following expenses, each of which is paid by the applicable Fund: the Adviser’s fee; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund . The Adviser is entitled to receive a fee from each Fund based on each Fund’s average daily net assets, computed and accrued daily and payable monthly, at an annual rate as follows:

Funds	Rate
Virtus Newfleet ABS/MBS ETF	0.49%*
Virtus Newfleet High Yield Bond ETF	0.39%**
Virtus Seix Senior Loan ETF	0.57%
Virtus Terranova U.S. Quality Momentum ETF	0.29%

*The Adviser has contractually agreed to waive a portion of the Fund’s management fee equal to 0.10% of the Fund’s average daily net assets through at least January 8, 2022, which will have the effect of reducing the Fund’s expenses (the “Fee Waiver Agreement”). While the Adviser or the Fund may discontinue the Fee Waiver Agreement after the contractual period, it may only be terminated during its term by either party upon written notice; provided that such termination shall require the approval of the Fund’s Board of Trustees.

**Effective on March 22, 2021, the contractual management fee for the Fund was reduced from 0.55% of the Fund’s average daily net assets to 0.39% of the Fund’s average daily net assets.

The Advisory Agreement may be terminated by the Trust on behalf of each Fund with the approval of each Fund’s Board or by a vote of the majority of the Funds’ shareholders. The Advisory Agreement may also be terminated by the Adviser by not more than 60 days’ nor less than 30 days’ written notice.

Notes to Financial Statements (continued)

July 31, 2021

Expense Limitation Agreement

The Adviser has contractually agreed to reduce its fees and reimburse expenses in order to limit Virtus Newfleet High Yield Bond ETF’s total operating expenses (excluding any front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation) or acquired fund fees, and expenses, if any, payable pursuant to a Rule 12b-1 Distribution Plan) from exceeding 0.49% (effective on March 22, 2021) of the Fund’s average daily net assets through at least November 28, 2021. Prior to March 22, 2021, the Fund’s expense limitation was 0.68% of the Fund’s average daily net assets.

The expense limitation agreement with respect to Virtus Newfleet High Yield Bond ETF will be terminated upon termination of the Advisory Agreement between the Adviser and the Fund. In addition, while the Adviser or the Fund may discontinue the expense limitation agreement after the contractual period, it may only be terminated during its term with the approval of the Fund’s Board of Trustees.

Under certain conditions, the Adviser may recapture operating expenses waived or reimbursed under the expense limitation agreement for a period of three years following the date on which such waiver or reimbursement occurred; provided that such recapture may not cause the Fund’s total operating expenses to exceed 0.49% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree). All or a portion of the following expenses reimbursed by the Adviser may be recaptured during the fiscal years indicated:

Fund	2022	2023	2024
Virtus Newfleet High Yield Bond ETF	$194,284	$161,061	$80,940

Sub-Advisory Agreement

Each Sub-Adviser provides investment advice and management services to its respective Fund. Pursuant to an investment sub-advisory agreement among the Trust, the respective Sub-Adviser and the Adviser, the Adviser pays each Fund’s Sub-Adviser a sub-advisory fee calculated as shown below.

Funds	Sub-Advisers	Sub-Advisory Fees
Virtus Newfleet ABS/MBS ETF	Newfleet Asset Management, LLC(1)	50% of the net advisory fee(2)
Virtus Newfleet High Yield Bond ETF	Newfleet Asset Management, LLC(1)	50% of the net advisory fee(3)
Virtus Seix Senior Loan ETF	Seix Investment Advisors LLC(1)	50% of the net advisory fee(2)

(1)An indirect wholly-owned subsidiary of Virtus.

(2)Net advisory fee: The advisory fee paid by the Fund to the Adviser for investment advisory services under the Adviser’s investment advisory agreement with the Fund, after deducting the payment of all of the ordinary operating expenses of the Fund under the Adviser’s unified fee arrangement. In the event that the Adviser waives all or a portion of its fee pursuant to an applicable waiver agreement, then the Sub-Adviser will waive its fee in the same proportion as the Adviser.

(3)Net advisory fee: The advisory fee paid by the Fund to the Adviser for investment advisory services under the Adviser’s investment advisory agreement with the Fund, after accounting for any applicable fee waiver and/or expense limitation agreement, which will not include reimbursement of the Adviser for any expenses or recapture of prior waivers. In the event the Adviser waives its entire fee and also assumes expenses of the Fund pursuant to an applicable expense limitation agreement, the Sub-Adviser will similarly waive its entire fee and will share in the expense assumption by promptly paying to the Adviser (or its designee) 50% of the assumed amount. If during the term of the Sub-Advisory Agreement the Adviser later recaptures some or all of fees waived or expenses reimbursed by the Adviser and the Sub-Adviser together, then the Adviser will pay to the Sub-Adviser 50% of the amount recaptured.

Principal Underwriter

Pursuant to the terms of a Distribution Agreement with the Trust, VP Distributors, LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor receives compensation from the Adviser for the statutory underwriting services it provides to the Funds. The Distributor will not distribute shares in less than Creation Units (as hereinafter defined), and does not maintain a secondary market in shares. The shares are traded in the secondary market. The Distributor is an indirect wholly-owned subsidiary of Virtus.

Distribution and Service (12b-1 Plan)

The Board of Trustees has adopted a distribution and service plan under which each of Virtus Newfleet ABS/MBS ETF and Virtus Seix Senior Loan ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No 12b-1 fees are currently paid by the Fund and there are no current plans to impose these fees.

Notes to Financial Statements (continued)

July 31, 2021

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”) serves as the Funds’ operational administrator. The Administrator supervises the overall administration of the Trust and the Funds including, among other responsibilities, the coordination and day-to-day oversight of the Funds’ operations, the service providers’ communications with the Funds and each other and assistance with Trust, Board and contractual matters related to the Funds and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust. The Administrator is an indirect wholly-owned subsidiary of Virtus.

Accounting Services Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) provides administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Funds’ accounting services administrator. BNY Mellon also serves as the custodian for the Funds’ assets, and serves as transfer agent and dividend paying agent for the Funds.

Affiliated Shareholders

At July 31, 2021, Virtus Partners, Inc. held shares of Virtus Newfleet ABS/MBS ETF and Virtus Seix Senior Loan ETF which may be sold at any time that aggregated to the following:

	Shares	% of shares outstanding
Virtus Newfleet ABS/MBS ETF	200,000	33.3%
Virtus Seix Senior Loan ETF	764,000	49.3%

4.CREATION AND REDEMPTION TRANSACTIONS

The Funds, except the Virtus SEIX Senior Loan ETF, issue and redeem shares on a continuous basis at Net Asset Value (“NAV”) in groups of 50,000 shares called “Creation Units.” The Virtus Seix Senior Loan ETF issues and redeems shares on a continuous basis at NAV in groups of 25,000 shares per Creation Unit. The Funds’ Creation Units may be issued and redeemed generally for cash or an in-kind deposit of securities held by the Funds. In each instance of cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions. Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Authorized participants pay a fixed transaction fee of $500 to the shareholder servicing agent when purchasing and redeeming Creation Units of the Funds. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.

5.FEDERAL INCOME TAX

Each Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income or excise tax provision is required. Accounting for Uncertainty in Income Taxes as issued by the Financial Accounting Standards Board provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2018, 2019 and 2020), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2021, the Funds did not have a liability for any unrecognized tax benefits or uncertain tax positions that would require recognition in the financial statements. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds recognize interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended July 31, 2021, the Funds had no accrued penalties or interest.

Notes to Financial Statements (continued)

July 31, 2021

At July 31, 2021, the adjusted cost basis of investments and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Funds	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Virtus Newfleet ABS/MBS ETF	$14,980,318	$35,957	$(17,039)	$18,918
Virtus Newfleet High Yield Bond ETF	6,240,492	212,185	(60,601)	151,584
Virtus Seix Senior Loan ETF	39,083,671	195,250	(71,009)	124,241
Virtus Terranova U.S. Quality Momentum ETF	75,080,798	8,897,463	(408,874)	8,488,589

At July 31, 2021, the components of accumulated earnings/loss on a tax-basis were as follows:

Funds	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Loss)
Virtus Newfleet ABS/MBS ETF	$6,913	$(9,470)	$18,918	$16,361
Virtus Newfleet High Yield Bond ETF	9,905	(2,745,151)	151,584	(2,583,662)
Virtus Seix Senior Loan ETF	125,488	—	124,241	249,729
Virtus Terranova U.S. Quality Momentum ETF	271,466	(1,250,994)	8,488,589	7,509,061

Capital losses incurred after October 31 (“Post-October Losses”) and ordinary losses incurred after December 31 (“Late Year Ordinary Losses”) within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. During the fiscal year ended July 31, 2021, the Funds did not incur or elect to defer Post-October Losses and Late Year Ordinary Losses.

The tax character of distributions paid during the years ended July 31, 2021 and July 31, 2020 were as follows:

	2021		2020
Funds	Distributions Paid From Ordinary Income*	Distributions Paid From Long-Term Capital Gains	Distributions Paid From Ordinary Income*	Distributions Paid From Long-Term Capital Gains
Virtus Newfleet ABS/MBS ETF	$52,287	$—	$—	$—
Virtus Newfleet High Yield Bond ETF	280,886	—	358,059	—
Virtus Seix Senior Loan ETF	378,835	—	362,374	—
Virtus Terranova U.S. Quality Momentum ETF	74,408	—	—	—

*Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes.

At July 31, 2021, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains for an unlimited period. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders:

Funds	Short-Term No Expiration	Long-Term No Expiration	Total
Virtus Newfleet ABS/MBS ETF	$9,470	$—	$9,470
Virtus Newfleet High Yield Bond ETF	470,373	2,274,778	2,745,151
Virtus Seix Senior Loan ETF	—	—	—
Virtus Terranova U.S. Quality Momentum ETF	1,250,994	—	1,250,994

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. At July 31, 2021, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Funds	Distributable Earnings (Accumulated Deficit)	Paid-in- Capital
Virtus Newfleet ABS/MBS ETF	$—	$—
Virtus Newfleet High Yield Bond ETF	—	—
Virtus Seix Senior Loan ETF	—	—
Virtus Terranova U.S. Quality Momentum ETF	(8,165,929)	8,165,929

Notes to Financial Statements (continued)

July 31, 2021

6.INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding U.S. Government Securities and short-term investments), subscriptions in-kind and redemptions in-kind for the year ended July 31, 2021 were as follows:

Funds	Purchases	Sales	Subscriptions In-Kind	Redemptions In-Kind
Virtus Newfleet ABS/MBS ETF	$16,549,580	$1,554,743	$—	$—
Virtus Newfleet High Yield Bond ETF	7,177,352	6,339,102	—	—
Virtus Seix Senior Loan ETF	147,927,167	116,516,218	—	—
Virtus Terranova U.S. Quality Momentum ETF	64,278,838	63,839,053	138,290,309	70,552,542

Purchases and sales of long-term U.S. Government Securities for the year ended July 31, 2021 were as follows:

Fund	Purchases	Sales
Virtus Newfleet High Yield Bond ETF	$—	$1,354,746

7.INVESTMENT RISKS

As with any investment, an investment in a Fund could result in a loss or the performance of a Fund could be inferior to that of other investments. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. Each Fund’s prospectus and statement of additional information contain this and other important information.

8.CREDIT RISK

Junk Bonds or High Yield Securities: High yield securities are generally subject to greater levels of credit quality risk than investment grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of a Fund’s shares and the income it earns.

9.LIBOR REPLACEMENT RISK

The loans in which the Funds invest typically have floating or adjustable interest rates, which are tied to a benchmark lending rate, such as the London Interbank Offered Rate (“LIBOR”) or the prime rate, or are set to a specified floor, whichever is higher. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As a result, any impact of a transition away from LIBOR on the Funds or the instruments in which the Funds invest cannot yet be determined. Industry initiatives are underway to identify alternative reference rates, such as the Secured Overnight Funding Rate (“SOFR”), which the Federal Reserve Bank of New York began publishing in April 2018; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; and/or costs incurred in connection with closing out positions and entering into new agreements. These effects could occur prior to the end of 2021 as the utility of LIBOR as a reference rate could deteriorate during the transition period.

10. 10% SHAREHOLDERS

As of July 31, 2021, the Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Funds as detailed below:

Funds	% of Shares Outstanding	Number of Account
Virtus Newfleet ABS/MBS ETF	92%	3
Virtus Newfleet High Yield Bond ETF	68	4
Virtus Seix Senior Loan ETF	88	3
Virtus Terranova U.S. Quality Momentum ETF	73	3

Notes to Financial Statements (continued)

July 31, 2021

11.Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

12.CORONAVIRUS (COVID-19) PANDEMIC

The global outbreak of COVID-19 has disrupted economic markets, and the economic impact, duration and spread of the COVID-19 virus is uncertain at this time. The operational and financial performance of the issuers of securities in which the Funds invest may be significantly impacted by COVID-19, which may in turn impact the value of the Funds’ investments.

13.SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Virtus ETF Trust II and Shareholders of Virtus Seix Senior Loan ETF, Virtus Newfleet High Yield Bond ETF, Virtus Terranova U.S. Quality Momentum ETF, and Virtus Newfleet ABS/MBS ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (four of the funds constituting Virtus ETF Trust II, hereafter collectively referred to as the “Funds”) as of July 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Virtus Seix Senior Loan ETF	For the year ended July 31, 2021	For the years ended July 31, 2021 and 2020	For the years ended July 31, 2021 and 2020 and the period from April 24, 2019 (commencement of operations) through July 31, 2019
Virtus Newfleet High Yield Bond ETF	For the year ended July 31, 2021	For the years ended July 31, 2021 and 2020	For the years ended July 31, 2021, 2020, 2019 and 2018
Virtus Terranova U.S. Quality Momentum ETF	For the period from November 17, 2020 (commencement of operations) through July 31, 2021	For the period from November 17, 2020 (commencement of operations) through July 31, 2021	For the period from November 17, 2020 (commencement of operations) through July 31, 2021
Virtus Newfleet ABS/MBS ETF	For the period from February 9, 2021 (commencement of operations) through July 31, 2021	For the period from February 9, 2021 (commencement of operations) through July 31, 2021	For the period from February 9, 2021 (commencement of operations) through July 31, 2021

The financial statements and financial highlights of Virtus Newfleet High Yield Bond ETF as of and for the period ended July 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 29, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 27, 2021

We have served as the auditor of one or more investment companies in Virtus ETF Solutions since 2017.

Statement Regarding Liquidity Risk Management Program (unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

At a meeting of the Board held on May 17, 2021, the Board received a report from the Program Administrator addressing the operation and management of the Program for the period from January 1, 2020 through December 31, 2020 (the “Review Period”). The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review. The Program Administrator’s report also noted that the Program operated effectively during recent market conditions arising from COVID-19.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

Approval of Advisory Agreements & Board Considerations (unaudited)

November 11, 2020 Consideration of Approval of Advisory and Sub-Advisory Agreements for Virtus Newfleet ABS/MBS ETF (the “Fund”)

On November 11, 2020, at a meeting (the “Meeting”) at which all of the Trustees were present and could hear and be heard, including all of the Trustees who were not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust (the “Independent Trustees”), the Board of Trustees (the “Board”) of Virtus ETF Trust II (the “Trust”), including the Independent Trustees voting separately, reviewed and unanimously approved for the Fund an investment advisory agreement between Virtus ETF Advisers LLC (the “Adviser”) and the Trust (the “Advisory Agreement”), and an investment sub-advisory agreement among Newfleet Asset Management, LLC (the “Sub-Adviser”), the Adviser and the Trust (the “Sub-Advisory Agreement”).

At the Meeting, the Board received and reviewed information provided by the Adviser and the Sub-Adviser in response to requests of the Board and its counsel, including a memorandum from the Adviser that included a description of the Adviser’s business, a copy of the Adviser’s Form ADV, and certain other information about the Adviser to be considered in connection with the Trustees’ review process (the “Adviser Memorandum”), and a memorandum from the Sub-Adviser that included a description of the Sub-Adviser’s business, a copy of the Sub-Adviser’s Form ADV and certain other information about the Sub-Adviser to be considered in connection with the Trustees’ review process (the “Sub-Adviser Memorandum”). The Board also engaged with representatives of the Adviser to discuss the Fund.

Advisory Agreement

In deciding on whether to approve the Advisory Agreement with the Adviser on behalf of the Fund, the Board considered numerous factors, including:

The nature, extent, and quality of the services to be provided by the Adviser. The Board considered the responsibilities the Adviser would have under the Advisory Agreement, and the services that would be provided by the Adviser to the Fund, including, without limitation, the management, oversight, and administrative services that the Adviser and its employees will provide to the Fund, the services already provided by the Adviser related to organizing the Fund, the Adviser’s coordination of services for the Fund by the Trust’s service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the quality of the services that the Adviser provides to other Virtus ETFs, including other series of the Trust. The Board noted that many of the Trust’s executive officers are employees of the Adviser, and serve the Trust without additional compensation from the Fund. The Board also considered the information in the Adviser Memorandum, including descriptions of the Adviser’s investment advisory services and its related non-advisory business. The Board concluded that the quality, extent, and nature of the services proposed to be provided by the Adviser would be satisfactory and adequate for the Fund.

Investment performance of the Fund and the Adviser. The Board evaluated the investment management experience of the Adviser, in light of the services it will be providing. In conducting its review, the Board considered the fact that the Fund had not yet commenced operations and therefore had no investment performance to consider. Therefore, the Board received information from the Adviser regarding, among other things, the Adviser’s experience in organizing, managing and overseeing other Virtus ETFs and coordinating their operation and administration. After consideration of these factors, the Board determined that the Adviser possessed adequate capabilities and experience for the management of the Fund.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Board examined and evaluated the proposed arrangements between the Adviser and the Fund under the Advisory Agreement. The Board considered that the Fund utilizes a “unified fee” structure in which the Fund’s ordinary operating expenses (subject to customary exclusions) would be paid from the Adviser’s management fee. The Board noted that, under the unified fee arrangement, the Adviser would likely supplement a portion of the cost of operating the Fund for some period of time and considered the benefits that would accrue to the Fund. In addition, the Board considered that the Adviser has contractually agreed to waive a portion of the Fund’s management fee equal to 0.10% of the Fund’s average daily net assets, which would have the effect of reducing the Fund’s expenses.

The Board also considered the financial condition of the Adviser and the level of commitment to the Fund by the Adviser, including the Adviser’s payment of startup costs for the Fund; potential benefits to the Adviser in managing the Fund, including promotion of the Adviser’s name; and the interests of the Adviser in providing management and oversight services to the Fund. In addition, at the Meeting, the Board compared the proposed management fees and anticipated net expense ratios of the Fund to the management fees and net expense ratios of other funds considered by the Adviser to have similar investment objectives and strategies to the Fund, and assets under management (“AUM”) comparable to the projected asset levels of the Fund. Specifically, the Board noted that the proposed management fee for the Fund was below the average and equal to the median management fees of its peer group, and the anticipated expense ratio was below the average and median expense ratios of its peer group. In addition, the Board noted that the proposed management fee and anticipated expense ratio for the Fund were below the median and average management fees and expense ratios of its peer group.

Approval of Advisory Agreements & Board Considerations (unaudited) (continued)

Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees proposed to be paid to the Adviser by the Fund would be appropriate and representative of arm’s-length negotiations.

The extent to which economies of scale would be realized as the Fund grow and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered the fees proposed to be paid to the Adviser (including any capped fees). The Board also considered that the Fund would likely experience benefits from the proposed unified fee arrangement and would continue to do so even after the Adviser reaches firm-wide profitability. Accordingly, the Board concluded that the Fund’s proposed fee arrangement would provide benefits through the unified fee structure, and that, at the Fund’s projected asset levels, the Fund’s proposed arrangement with the Adviser would be appropriate.

Other benefits to be derived by the Adviser from its relationship with the Fund. The Board considered material “fall-out” or ancillary benefits that would accrue to the Adviser as a result of its relationship with the Fund (other than the advisory fee). The Board noted that affiliates of the Adviser will serve as principal underwriter and operational administrator for the Fund, and that the association could result in non-quantifiable reputational benefits for those entities. Based on the foregoing information, the Board concluded that such potential benefits are immaterial to its consideration and approval of the Advisory Agreement.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the Advisory Agreement was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the Advisory Agreement on behalf of the Fund.

Sub-Advisory Agreement

In deciding on whether to approve the Sub-Advisory Agreement with the Sub-Adviser on behalf of the Fund, the Board considered numerous factors, including:

The nature, extent, and quality of the services to be provided by the Sub-Adviser. The Board considered the responsibilities the Sub-Adviser would have under the Sub-Advisory Agreement and the services that would be provided by the Sub-Adviser, including, without limitation, the investment advisory services, the Sub-Adviser’s compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the quality of the services that the Sub-Adviser provides to other Virtus ETFs, including other series of the Trust. After reviewing the foregoing information and further information in the materials, including the Sub-Adviser Memorandum (which included descriptions of the Sub-Adviser’s business and the Sub-Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services proposed to be provided by the Sub-Adviser would be satisfactory and adequate for the Fund.

Investment performance of the Fund and the Sub-Adviser. The Board evaluated the experience of the Sub-Adviser, in light of the services it will be providing. In conducting its review, the Board considered the fact that the Fund had not yet commenced operations and therefore had no investment performance to consider. Therefore, the Board received and reviewed information from the Adviser regarding the performance of the Sub-Adviser in implementing the investment strategies for other Virtus ETFs to which it serves as investment sub-adviser. After consideration of these factors, the Board determined that the Sub-Adviser would be an appropriate sub-adviser to the Fund.

The costs of the services to be provided and profits to be realized by the Sub-Adviser from its relationship with the Fund. The Board examined and evaluated the proposed arrangement between the Sub-Adviser and the Adviser under the Sub-Advisory Agreement. The Board considered the fact that the Fund utilizes a “unified fee” structure in which the Fund’s ordinary operating expenses (subject to customary exclusions) would be paid from the Adviser’s management fee. The Board considered the extent to which the Sub-Adviser would bear a portion of Fund expenses. The Board noted that, under the unified fee arrangement, the Sub-Adviser would likely supplement a portion of the cost of operating the Fund for some period of time and considered the benefits that would accrue to the Fund.

The Board considered the Sub-Adviser’s staffing, personnel, and methods of operating; the Sub-Adviser’s compliance policies and procedures; the financial condition of the Sub-Adviser and the level of commitment to the Fund by the Sub-Adviser; the projected asset levels of the Fund; and the overall projected expenses of the Fund. The Board also considered potential benefits to the Sub-Adviser in sub-advising the Fund, including promotion of the Sub-Adviser’s name.

Approval of Advisory Agreements & Board Considerations (unaudited) (continued)

The Board compared the proposed fees and anticipated expenses of the Fund (including the sub-advisory fee) to other funds considered by the Adviser to have investment objectives and strategies similar to the Fund and AUM comparable to the Fund’s projected asset levels, as noted above. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees proposed to be paid to the Sub-Adviser (pursuant to the Advisory Agreement) would be appropriate and representative of arm’s-length negotiations.

The extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered the fees proposed to be paid to the Sub-Adviser (including any capped fees). The Board considered that the Fund would likely experience benefits from the proposed unified fee arrangement, particularly where the Sub-Adviser is paying or contributing to Fund expenses in excess of its sub-advisory fee. The Board considered that the Fund would likely continue to experience such benefits even after the Fund’s assets grow to a level where the Sub-Adviser is no longer required to pay or contribute to the Fund’s expenses in excess of the amount received by the Sub-Adviser under the Sub-Advisory Agreement. Accordingly, the Board concluded that the Fund’s proposed fee arrangement would provide benefits through the unified fee structure, and that, at the Fund’s projected asset levels, the Fund’s proposed arrangement with the Sub-Adviser would be appropriate.

Other benefits to be derived by the Sub-Adviser from its relationship with the Fund. The Board considered material “fall-out” or ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the Fund (other than the sub-advisory fees). For example, the Board noted that the Sub-Adviser may obtain reputational benefits from the success of the Fund or other Virtus ETFs. Based on their review and other considerations, the Board concluded that such potential benefits are immaterial to its consideration and approval of the Sub-Advisory Agreement.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Independent Trustees the legal standards applicable to its consideration of the Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the sub-advisory arrangement, as outlined in the Sub-Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred, and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the Sub-Advisory Agreement on behalf of the Fund.

Trustees and Officers of the Trust (unaudited)

Trustees and Officers of the Trust (unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report is set forth below. The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling the Adviser (toll-free) at (888)-383-4184.

The address for each Trustee and officer is 1540 Broadway, 16th Floor, New York, NY 10036. Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Myles J. Edwards Year of Birth: 1961	Trustee	Since Inception	Chief Compliance Officer (since 2020), 1776 Wealth, Inc.; General Counsel and Chief Compliance Officer (since 2019), Bruderman Brothers, LLC and Bruderman Asset Management, LLC; Chief Compliance Officer (since 2018), Netrex Capital Markets, LLC; Chief Executive Officer (since 2018), Final Compliance; Chief Compliance Officer (since 2018), Knight Vinke, General Counsel, Chief Compliance Officer and Chief Operating Officer (2014 to 2018), Shufro, Rose & Co., LLC.	15	Trustee (since 2016), ETFis Series Trust I (10 portfolios)
James A. Simpson Year of Birth: 1970	Trustee	Since Inception	President (since 2009), ETP Resources, LLC (a financial services consulting company).	15	Trustee (since 2018), Asset Management Fund (5 portfolios); Trustee (since 2013), ETFis Series Trust I (10 portfolios)
Robert S. Tull, Jr. Year of Birth: 1952	Trustee	Since Inception	President (since 2017), ProcureAM, LLC.; President (since 2018), Procure Holdings LLC; President (2005 to 2018), Robert Tull & Co.	15	Trustee (since 2013), ETFis Series Trust I (10 portfolios); Trustee (since 2018), Procure ETF Trust II (1 portfolio)

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEE**
George R. Aylward Year of Birth: 1964	Chairman and Trustee	Since Inception	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc, and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	5

Trustee and President (since 2021), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (12 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative

Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006), Virtus Mutual Fund Family (56 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund, Inc.

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
OTHER EXECUTIVE OFFICERS
Kevin J. Carr Year of Birth: 1954	Secretary	Since Inception

Vice President and Senior Counsel (since 2017), Senior Vice President (2009 to 2017), and various senior officer positions (since 2005)Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Assistant Secretary (since 2021), Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary (since 2021), Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Assistant Secretary (since 2017), Virtus Total Return Fund Inc.; Assistant Secretary (2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Virtus Variable Insurance Trust; Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (2015 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; and Secretary (since 2015), ETFis Series Trust I and Virtus ETF Trust II.

				N/A	N/A

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
Nancy J. Engberg Year of Birth: 1956	Chief Compliance Officer	Since Inception

Senior Vice President (since 2017); Vice President (2008 to 2017) and Chief Compliance Officer (since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (2012 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021), Vice President (2014 to 2017) and Chief Compliance Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II.

				N/A	N/A

Trustees and Officers of the Trust (unaudited) (continued)

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During Past Five Years
Brinton W. Frith Year of Birth: 1969	Treasurer and Chief Financial Officer	Since Inception

President (since 2013), Virtus ETF Advisers LLC; Vice President (since 2016) and Managing Director (since 2013), Virtus ETF Solutions LLC; Treasurer and Chief Financial Officer (since 2013), ETFis Series Trust I; and Treasurer and Chief Financial Officer (since 2015), Virtus ETF Trust II.

				N/A	N/A
William J. Smalley Year of Birth: 1983	President and Chief Executive Officer	Since Inception	President (since 2012), Virtus ETF Solutions LLC; Managing Principal (2012 to 2016) and Executive Vice President (2016 to 2019), ETF Distributors LLC; Managing Director (since 2013), Virtus ETF Advisers LLC; President and Chief Executive Officer (since 2013), ETFis Series Trust I; and President and Chief Executive Officer (since 2015), Virtus ETF Trust II.	10	N/A

*As of the date of the issuance of this report, the Fund Complex consisted of the Trust, which consisted of five portfolios — Virtus Duff & Phelps Clean Energy ETF, Virtus Newfleet ABS/MBS ETF, Virtus Newfleet High Yield Bond ETF, Virtus Seix Senior Loan ETF and Virtus Terranova U.S. Quality Momentum ETF — and ETFis Series Trust I, which consisted of 10 portfolios — InfraCap MLP ETF, InfraCap REIT Preferred ETF, Virtus InfraCap U.S.Preferred Stock ETF, Virtus LifeSci Biotech Clinical Trials ETF, Virtus LifeSci Biotech Products ETF, Virtus Newfleet Multi-Sector Bond ETF, Virtus Private Credit Strategy ETF, Virtus Real Asset Income ETF, Virtus Reaves Utilities ETF and Virtus WMC International Dividend ETF.

**Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as Director, President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Adviser, and various positions with its affiliates.

Supplemental Information (unaudited)

Supplemental Information (unaudited)

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.

The Funds’ premium/discount information for the most recently completed calendar year, and the most recently completed calendar quarters since that year is available by visiting www.virtusetfs.com or by calling (888) 383-4184.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge upon request by calling toll-free at (888) 383-0553, by accessing the SEC’s website at www.sec.gov or by accessing the Funds’ website at www.virtusetfs.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available by calling toll-free at (888) 383-0553 or by accessing the SEC’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended July 31, 2021, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by each Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

Funds	QDI	DRD
Virtus Newfleet ABS/MBS ETF	0%	0%
Virtus Newfleet High Yield Bond ETF	0%	0%
Virtus Seix Senior Loan ETF	0%	0%
Virtus Terranova U.S. Quality Momentum ETF	100%	100%

c/o VP Distributors, LLC

One Financial Plaza

Hartford, Connecticut 06103

8572(09/21)

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Other than certain non-substantive changes, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics. A copy of the Registrant’s code of ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant's board of trustees believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $73,954 for 2021 and $38,200 for 2020.

(b)	Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0.00 for 2021 and $0.00 for 2020.

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company that are reasonably related to the performance of the audit of the registrant’s financial statements were $0.00 for 2021 and $18,000 for 2020.

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, and tax planning were $23,600 for 2021 and $22,300 for 2020.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company for tax compliance, tax advice, and tax planning were $607,335 for 2021 and $370,065 for 2020.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statements, review of year-end distributions by the Funds to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Funds’ federal income tax returns.

(d)	All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $2,511 for 2021 and $3,002 for 2020.

The aggregate fees billed in each of the last two fiscal years for products and services rendered by the principal accountant to the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company other than the services reported in paragraphs (a) through (c) of this Item were $96,138 for 2021 and $113,689 for 2020.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(e)(2)	None of the services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
(g)	During the fiscal years ended, July 31, 2020 and July 31, 2021, aggregate non-audit fees of $0 and $0.00 respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the registrant’s fiscal years ended July 31, 2019 and July 31, 2020 by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: James A. Simpson, Robert S. Tull, Jr. and Myles J. Edwards.
(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)

Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus ETF Trust II

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	October 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Smalley
William J. Smalley, President and Principal Executive Officer
(Principal Executive Officer)

Date	October 8, 2021

By (Signature and Title)*	/s/ Brinton W. Frith
Brinton W. Frith, Treasurer and Principal Financial Officer/Principal Accounting Officer
(Principal Financial Officer/Principal Accounting Officer)

Date	October 8, 2021

* Print the name and title of each signing officer under his or her signature.